                                                                     Exhibit 4.2

           ===========================================================



                             BANK ONE ISSUANCE TRUST

                                    as Issuer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                    as Indenture Trustee and Collateral Agent



                              --------------------

                            ASSET POOL ONE SUPPLEMENT

                             dated as of May 1, 2002

                                       to

                                    INDENTURE

                             dated as of May 1, 2002



           ===========================================================

                                TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
                                                    ARTICLE I

                                       DEFINITIONS AND OTHER PROVISIONS OF
                                               GENERAL APPLICATION

Section 1.1     Definitions .............................................................................    3
                -----------
Section 1.2     Effect of Headings and Table of Contents ................................................   17
                ----------------------------------------
Section 1.3     Successors and Assigns ..................................................................   17
                ----------------------
Section 1.4     Separability ............................................................................   17
                ------------
Section 1.5     Governing Law ...........................................................................   17
                -------------
Section 1.6     Counterparts ............................................................................   17
                ------------

                                                   ARTICLE II

                                                   COLLATERAL

Section 2.1     Initial Collateral ......................................................................   19
                ------------------
Section 2.2     Reinvestment in Collateral ..............................................................   19
                --------------------------
Section 2.3     Increases in the Invested Amount of an Existing Asset Pool One Collateral Certificate. ..   20
                -------------------------------------------------------------------------------------
Section 2.4     Addition of Collateral ..................................................................   20
                ----------------------
Section 2.5     Removal of Accounts .....................................................................   25
                -------------------
Section 2.6     Account Allocations. ....................................................................   26
                -------------------
Section 2.7     Discount Receivables ....................................................................   27
                --------------------
Section 2.8     Recording, Etc. .........................................................................   28
                --------------
Section 2.9     Trust Indenture Act Requirements ........................................................   29
                --------------------------------
Section 2.10    Suits To Protect the Collateral .........................................................   30
                -------------------------------
Section 2.11    Purchaser Protected .....................................................................   30
                -------------------
Section 2.12    Powers Exercisable by Receiver or Collateral Agent ......................................   30
                --------------------------------------------------
Section 2.13    Determinations Relating to Collateral ...................................................   31
                -------------------------------------
Section 2.14    Release of all Collateral ...............................................................   31
                -------------------------
Section 2.15    Certain Actions by Collateral Agent .....................................................   32
                -----------------------------------
Section 2.16    Opinions as to Collateral ...............................................................   32
                -------------------------
Section 2.17    Delegation of Duties ....................................................................   33
                --------------------
Section 2.18    Issuer's Representations and Warranties .................................................   33
                ---------------------------------------

                                               ARTICLE III

                             COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.1   Collections and Allocations .........................................................  35
              ---------------------------
Section 3.2   Allocations of Finance Charge Collections and Default Amounts .......................  36
              -------------------------------------------------------------
Section 3.3   Allocations of Principal Collections ................................................  36
              ------------------------------------
Section 3.4   Allocations of the Asset Pool One Servicing Fee. ....................................  37
              -----------------------------------------------
Section 3.5   Allocations of Amounts to the Excess Funding Account and
              --------------------------------------------------------
              Allocations of Amounts on Deposit in the Excess Funding Account .....................  37
              ---------------------------------------------------------------
Section 3.6   Final Payment .......................................................................  38
              -------------
Section 3.7   Payments within a Series, Class or Tranche ..........................................  38
              ------------------------------------------
Section 3.8   Allocations of Finance Charge Collections, Default Amounts,
              ----------------------------------------------------------
              Servicing Fees and Principal Collections Allocable to the Transferor Interest .......  38
              -----------------------------------------------------------------------------
Section 3.9   Transfer of Defaulted Accounts ......................................................  39
              ------------------------------
Section 3.10  Adjustments for Miscellaneous Credits and Fraudulent Charges. .......................  39
              ------------------------------------------------------------
Section 3.11  Recoveries and Interchange. .........................................................  40
              --------------------------
Section 3.12  Reallocation Groups .................................................................  41
              -------------------
Section 3.13  Designation of Remaining Principal Shortfalls .......................................  41
              ---------------------------------------------

                                               ARTICLE IV

                                          THE COLLATERAL AGENT

Section 4.1   Certain Duties and Responsibilities .................................................  43
              -----------------------------------
Section 4.2   Certain Rights of the Collateral Agent ..............................................  44
              --------------------------------------
Section 4.3   Not Responsible for Recitals or Issuance of Notes ...................................  45
              -------------------------------------------------
Section 4.4   May Hold Notes ......................................................................  45
              --------------
Section 4.5   Money Held in Trust .................................................................  46
              -------------------
Section 4.6   Compensation and Reimbursement; Limit on Compensation, Reimbursement and Indemnity ..  46
              ----------------------------------------------------------------------------------
Section 4.7   Disqualification; Conflicting Interests .............................................  46
              ---------------------------------------
Section 4.8   Corporate Collateral Agent Required; Eligibility ....................................  47
              ------------------------------------------------
Section 4.9   Resignation and Removal; Appointment of Successor ...................................  47
              -------------------------------------------------
Section 4.10  Acceptance of Appointment by Successor ..............................................  49
              --------------------------------------
Section 4.11  Merger, Conversion, Consolidation or Succession to Business .........................  49
              -----------------------------------------------------------
Section 4.12  Preferential Collection of Claims Against Issuer ....................................  50
              ------------------------------------------------
Section 4.13  Representations and Covenants of the Collateral Agent ...............................  50
              -----------------------------------------------------
Section 4.14  Custody of Asset Pool One Collateral Certificates and Collateral. ...................  50
              ----------------------------------------------------------------

     Section 4.15  Collateral Agent's Application for Instructions from the Issuer ...................   50
                   ---------------------------------------------------------------
     Section 4.16  Events of Default and Remedies; Reports of Indenture Trustee; Reports to Issuer ...   51
                   -------------------------------------------------------------------------------

                                                  ARTICLE V

                                        BANK ACCOUNTS AND INVESTMENTS

     Section 5.1   Bank Accounts .....................................................................   52
                   -------------
     Section 5.2   Investment of Funds in the Bank Accounts ..........................................   53
                   ----------------------------------------

                                                 ARTICLE VI

                                                MISCELLANEOUS

     Section 6.1   No Petition .......................................................................   55
                   -----------
     Section 6.2   Actions by the Issuer .............................................................   55
                   ---------------------
     Section 6.3   Limitations on Liability ..........................................................   55
                   ------------------------
     Section 6.4   Termination of Issuer .............................................................   56
                   ---------------------
     Section 6.5   Termination Distributions .........................................................   56
                   -------------------------
     Section 6.6   Derivative Counterparty, Supplemental Credit Enhancement Provider and
                   ---------------------------------------------------------------------
                   Supplemental Liquidity Provider as Third-Party Beneficiary. .......................   56
                   ----------------------------------------------------------
     Section 6.7   Amendments ........................................................................   56
                   ----------

                                                  EXHIBITS

EXHIBIT A   Form of Transferor Certificate ...........................................................  A-1

EXHIBIT B   Form of Assignment of Receivables in Additional Accounts
            Included in Asset Pool One ...............................................................  B-1

EXHIBIT C   Form of Assignment of Additional Collateral Certificate
            Included in Asset Pool One ...............................................................  C-1

EXHIBIT D   Form of Reassignment of Receivables in Removed Accounts
            Included in Asset Pool One ...............................................................  D-1

EXHIBIT E   Form of Monthly Payment Instructions and Notification to the First USA
            Credit Card Master Trust Trustee .........................................................  E-1

EXHIBIT F   Form of Asset Pool One Monthly Servicer's Certificate ....................................  F-1

          This ASSET POOL ONE SUPPLEMENT between BANK ONE ISSUANCE TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer" or the "Trust"), having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention:
Corporate Trust Administration, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Collateral Agent (the "Collateral Agent") for the benefit of the parties listed in the Granting Clause of this Asset Pool One Supplement, is made and entered into as of May 1, 2002.

          All things necessary to make this Asset Pool One Supplement a valid agreement of the Issuer, in accordance with its terms, have been done.

                                 GRANTING CLAUSE

          The Issuer hereby grants to the Collateral Agent (the "Secured Party") for the benefit and security of the following: (a) the Asset Pool One Noteholders, (b) the Indenture Trustee, in its individual capacity and (c) the Collateral Agent, in its individual capacity, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the following:

          (i)     each Asset Pool One Collateral Certificate;

          (ii)    all Asset Pool One Receivables;

          (iii)   the Excess Funding Account established for Asset Pool One;

          (iv)    the Collection Account established for Asset Pool One;

          (v) each Supplemental Bank Account (including all Sub-Accounts thereof) established from time to time for Asset Pool One;

          (vi) all Permitted Investments and all investment property, money and other property held in or through the Collection Account, the Excess Funding Account or any Supplemental Bank Account and including any Sub-Accounts therein;

          (vii)   all rights, benefits and powers under any Derivative
                  Agreement;

          (viii) all rights, benefits and powers under any Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement;

                  (ix) all rights, benefits and powers under the Transfer and Servicing Agreement with respect to the Asset Pool One Collateral Certificates and the Asset Pool One Receivables;

                  (x) all present and future claims, demands, causes of and choses in action in respect of any of the foregoing and all interest, principal, payments and distributions of any nature or type on any of the foregoing;

                  (xi) all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, certificates of deposit, letters of credit, letter-of-credit rights and advices of credit consisting of, arising from, or relating to any of the foregoing; and

                  (xii)    all proceeds of the foregoing.

                  Items (i) through (xii) above are collectively referred to as the "Collateral." The Security Interest in the Collateral is granted to secure the Asset Pool One Notes (and the obligations under the Indenture and this Asset Pool One Supplement), equally and ratably without prejudice, priority or distinction between any Asset Pool One Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in the Indenture, or in the Indenture Supplement which establishes any Series, Class or Tranche of Notes, and to secure (i) the payment of all amounts due on such Asset Pool One Notes in accordance with their respective terms, (ii) the payment of all other sums payable by the Issuer under the Indenture, any Indenture Supplement and this Asset Pool One Supplement relating to the Asset Pool One Notes and (iii) compliance by the Issuer with the provisions of the Indenture, any Indenture Supplement or this Asset Pool One Supplement relating to the Asset Pool One Notes. This Asset Pool One Supplement is a security agreement within the meaning of the UCC.

                  The Collateral Agent acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Asset Pool One Noteholders may be adequately and effectively protected.

                  The Asset Pool One Notes, Derivative Agreements, Supplemental Credit Enhancement Agreements, Supplemental Liquidity Agreements and other obligations under the Indenture, this Asset Pool One Supplement and any Indenture Supplement relating to the Asset Pool One Notes will benefit from the Security Interest to the extent (and only to the extent) proceeds of and distributions on the Collateral are allocated for their benefit pursuant to the Indenture, this Asset Pool One Supplement and the applicable Indenture Supplement.

                                    ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

          Section 1.1 Definitions. For all purposes of this Asset Pool One Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and, along with any other term defined in any Section of this Asset Pool One Supplement, include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Indenture, the applicable Indenture Supplement or the Transfer and Servicing Agreement, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Asset Pool One Supplement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Asset Pool One Supplement as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Asset Pool One Supplement as a whole and not to any particular Article, Section or other subdivision;

          (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the applicable Indenture Supplement or the Transfer and Servicing Agreement, the terms and provisions of this Asset Pool One Supplement shall be controlling;

          (6) each capitalized term defined herein shall relate only to the Asset Pool One Notes and no other notes issued by the Issuer; and

          (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Account Assignment" has the meaning specified in subsection
2.4(c)(v).

                  "Account Owner" has the meaning specified in the Transfer and Servicing Agreement.

                  "Act" has the meaning specified in the Indenture.

                  "Additional Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Additional Asset Pool One Account" has the meaning specified in subsection 2.4(a).

                  "Additional Asset Pool One Collateral Certificate" has the meaning specified in subsection 2.4(a).

                  "Additional Collateral Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Addition Cut Off Date" means each date as of which Additional Accounts will be selected to be included as Asset Pool One Accounts pursuant to
Section 2.4.

                  "Addition Date" has the meaning specified in subsection 2.4(a)(i).

                  "Adjustment Payment" has the meaning specified in subsection 3.10(a).

                  "Administrator" means First USA Bank, National Association in its capacity as Administrator of the Trust, and any successors or assigns thereto.

                  "Adverse Effect" has the meaning specified in the Indenture.

                  "Affiliate" has the meaning specified in the Indenture.

                  "Aggregate Addition Limit" means, with respect to any Asset Pool, the aggregate number of Additional Asset Pool One Accounts that may be designated for inclusion in Asset Pool One without prior satisfaction of the Note Rating Agency Condition, equal to the aggregate number of Additional Asset Pool One Accounts which would either (x) with respect to any consecutive three-month period, equal 15% of the aggregate number of Asset Pool One Accounts as of the first day of such three-month period or (y) with respect to any twelve-month period, equal 20% of aggregate number of Asset Pool One Accounts as of the first day of such twelve-month period.

                  "Amortization Period" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement with respect to such Series, Class or Tranche of Asset Pool One Notes.

                  "Asset Pool One" means the Collateral granted to the Collateral Agent pursuant to this Asset Pool One Supplement.

                  "Asset Pool One Accounts" means "Accounts" (as defined in the Transfer and Servicing Agreement) that have been designated by the Issuer, pursuant to Section 2.4, to have their Receivables included in Asset Pool One.

                  "Asset Pool One Average Principal Balance" means, with respect to Asset Pool One, (a) for any Monthly Period in which no Addition Date, Removal Date or Discount Option Date occurs, the Asset Pool One Principal Receivables as of the close of business on the last day of the prior Monthly Period and (b) for any Monthly Period in which one or more Addition Dates, Removal Dates or Discount Option Dates occurs, the sum of:

                    (i) the product of (x) the Asset Pool One Principal Receivables as of the close of business on the last day of the prior Monthly Period and (y) a fraction, (i) the numerator of which is the number of days from and including the first day of such Monthly Period to but excluding the initial Addition Date, Removal Date or Discount Option Date, as the case may be, in such Monthly Period and (ii) the denominator of which is the number of days in such Monthly Period; and

                    (ii) the product of (x) the Asset Pool One Principal Receivables as of the close of business on the initial Addition Date, Removal Date or Discount Option Date in such Monthly Period, after giving effect to such addition, removal or discount, as the case may be, and (y) a fraction, (i) the numerator of which is the number of days from and including the initial Addition Date, Removal Date or Discount Option Date, as the case may be, in such Monthly Period to but excluding the next subsequent Addition Date, Removal Date or Discount Option Date in such Monthly Period or, if no such next subsequent date occurs in such Monthly Period, to and including the last day of such Monthly Period and (ii) the denominator of which is the number of days in such Monthly Period; and

                    (iii) for each subsequent Addition Date, Removal Date or Discount Option Date in such Monthly Period, the product of (x) the Asset Pool One Principal Receivables at the close of business on such Addition Date, Removal Date or Discount Option Date, after giving effect to such addition, removal or discount, as the case may be, and
         (y) a fraction, (i) the numerator of which is the number of days from and including such Addition Date, Removal Date or Discount Option Date, as the case may be, in such

         Monthly Period to but excluding the next subsequent Addition Date, Removal Date or Discount Option Date or, if no such next subsequent date occurs in such Monthly Period, to and including the last day of such Monthly Period and (ii) the denominator of which is the number of days in such Monthly Period.

                  "Asset Pool One Collateral Certificate" means each "Collateral Certificate" (as defined in the Indenture) that has been designated by the Issuer for inclusion in Asset Pool One pursuant to Sections 2.1 and 2.4.

                  "Asset Pool One Collateral Certificate Principal Shortfall Payments" means, for any Monthly Period, amounts received on Asset Pool One Collateral Certificates in respect of Principal Shortfalls.

                  "Asset Pool One Default Amount" means, for any Monthly Period, the Default Amount for Asset Pool One for such Monthly Period.

                  "Asset Pool One Finance Charge Collections" means, for any Monthly Period, the amount of Finance Charge Collections for all Asset Pool One Receivables and Asset Pool One Collateral Certificates for such Monthly Period.

                  "Asset Pool One Minimum Pool Balance" means, for any Monthly Period, an amount equal to the sum of (i) for all Asset Pool One Notes in their Revolving Period, the sum of the Nominal Liquidation Amounts of such Asset Pool One Notes as of the close of business on the last day of such Monthly Period and
(ii) for all Asset Pool One Notes in their Amortization Period, the sum of the Nominal Liquidation Amounts of such Asset Pool One Notes as of the close of business as of the last day of the most recent Revolving Period (exclusive of (x) any Asset Pool One Notes which will be paid in full on the applicable Payment Date in the following Monthly Period and (y) any Asset Pool One Notes which will have a Nominal Liquidation Amount of zero on the applicable Payment Date in the following Monthly Period).

                  "Asset Pool One Nominal Liquidation Amount Deficit" means, for any Monthly Period, the aggregate Nominal Liquidation Amount Deficit of all Asset Pool One Notes for such Monthly Period.

                  "Asset Pool One Notes" means the Notes designated in an Indenture Supplement as being secured by the Collateral of Asset Pool One.

                  "Asset Pool One Noteholder" means any person in whose name an Asset Pool One Note is registered.

                  "Asset Pool One Pool Balance" means, for any Monthly Period, the sum of (1) the sum of the Invested Amounts of the Asset Pool One Collateral Certificates on the close of business on the last day of such Monthly Period plus (2) the Asset Pool One Principal Receivables as of the close of business as of the last day of such Monthly Period plus (3) the Excess Funding Amount as of the close of business on the last day of such Monthly Period.

                  "Asset Pool One Principal Collections" means, for any Monthly Period, the amount of Principal Collections for all Asset Pool One Receivables and Asset Pool One Collateral Certificates for such Monthly Period minus Asset Pool One Collateral Certificate Principal Shortfall Payments for such Monthly Period.

                  "Asset Pool One Principal Receivables" means, with respect to any date of determination, the aggregate outstanding dollar amount of Asset Pool One Receivables that are Principal Receivables.

                  "Asset Pool One Receivables" means "Receivables" (as defined in the Transfer and Servicing Agreement) arising in Asset Pool One Accounts.

                  "Asset Pool One Receivables Servicing Fee" means, with respect to any Monthly Period, one-twelfth of the product of (a) the Asset Pool One Receivables Servicing Fee Percentage for such Monthly Period and (b) the Asset Pool One Average Principal Balance for such Monthly Period.

                  "Asset Pool One Receivables Servicing Fee Percentage" means, 1.50% for so long as First USA Bank, National Association is the Servicer or 2.00% if First USA Bank, National Association is no longer the Servicer.

                  "Asset Pool One Reinvestment Amount" means, with respect to any Monthly Period, an amount equal to (A) the sum of (i) the Asset Pool One Principal Collections for such Monthly Period, plus (ii) the Asset Pool One Finance Charge Collections and similar amounts applied with respect to the Asset Pool One Default Amount and the Asset Pool One Nominal Liquidation Amount Deficit for all Series of Asset Pool One Notes with respect to such Monthly Period, plus (iii) Asset Pool One Collateral Certificate Principal Shortfall Payments plus (iv) the portion of the Prefunding Excess Amount paid to the Issuer pursuant to the applicable Indenture Supplement plus (v) Dollar payments which will be received under Derivative Agreements with respect to principal for such Monthly Period plus (vi) the aggregate amount of the accretion of principal on all Discount Notes secured by Asset Pool One with respect to such Monthly Period paid to the Issuer pursuant to the applicable Indenture Supplement, minus
(B) the sum of (i) the aggregate amount deposited in the Principal Funding Accounts for all Series of Asset Pool One Notes with respect to such Monthly Period plus (ii) the aggregate amount of Asset Pool One

Principal Collections reallocated to pay the Targeted Interest Deposit Amount and a portion of the Asset Pool One Notes' share of the Asset Pool One Servicing Fee for such Monthly Period.

                  "Asset Pool One Required Transferor Amount" means, for any Monthly Period, the product of (1) the Asset Pool One Principal Receivables as of the close of business on the last day of such Monthly Period and (2) the Asset Pool One Required Transferor Amount Percentage.

                  "Asset Pool One Required Transferor Amount Percentage" means 4% or such other percentage as shall be designated from time to time by the Servicer; provided, however, that prior to designating any lesser percentage the Servicer shall have provided to the Indenture Trustee and the Collateral Agent an Issuer Tax Opinion and written confirmation from each Note Rating Agency that such designation shall not have a Ratings Effect.

                  "Asset Pool One Servicing Fee" has the meaning specified in
Section 3.4.

                  "Asset Pool One Supplement" means this Asset Pool Supplement as originally executed and as amended, supplemented, restated or otherwise modified from time to time.

                  "Asset Pool One Transferor Amount" means, for any Monthly Period, an amount equal to (i) the Asset Pool One Pool Balance for such Monthly Period minus (ii) the aggregate Nominal Liquidation Amount of all Asset Pool One Notes as of close of business on the last day of such Monthly Period.

                  "Asset Pool One Transferor Percentage" means, with respect to any Monthly Period, 100% minus, the sum of the Noteholder Percentages for all Series of Asset Pool One Notes with respect to Asset Pool One Principal Collections, Asset Pool One Finance Charge Collections, the Asset Pool One Servicing Fee or the Asset Pool One Default Amount, as applicable.

                  "Bank Accounts" means, collectively, the Excess Funding Account, the Collection Account and any Supplemental Bank Account, including any Sub-Accounts therein.

                  "Beneficiary" has the meaning specified in the Trust
Agreement.

                  "Business Day" has the meaning specified in the Indenture.

                  "Certificate Assignment" has the meaning specified in subsection 2.4(c)(vi).

                  "Class" has the meaning specified in the Indenture.

                  "Collateral" has the meaning specified in the Granting Clause of this Asset Pool One Supplement.

                  "Collateral Agent" means the Person named as the Collateral Agent in the first paragraph of this Asset Pool One Supplement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Asset Pool One Supplement, and thereafter "Collateral Agent" means and includes each Person who is then a Collateral Agent hereunder. If at any time there is more than one such Person, "Collateral Agent" as used with respect to the Asset Pool One Notes of any Series, Class or Tranche means the Collateral Agent with respect to Asset Pool One Notes of that Series, Class or Tranche.

                  "Collateral Agent Authorized Officer" when used with respect to the Collateral Agent, means any vice president, any assistant vice president, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Collection Account" has the meaning specified in subsection 5.1(a)(i).

                  "Commission" means the U.S. Securities and Exchange
Commission.

                  "Corporate Trust Office" means, with respect to the Collateral Agent, the principal corporate trust office of the Collateral Agent located at Wells Fargo Bank Minnesota, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Asset Backed Administration; or such other address as the Collateral Agent may designate by notice to the Transferor, or the principal corporate trust office of any successor Collateral Agent (the address of which the successor Collateral Agent will notify the Indenture Trustee and the Transferor).

                  "Credit Adjustment" has the meaning specified in subsection 3.10(a).

                  "Date of Processing" has the meaning specified in the Transfer and Servicing Agreement.

                  "Default Amount" has the meaning specified in the Transfer and Servicing Agreement.

                  "Defaulted Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Derivative Agreement" has the meaning specified in the Indenture.

                  "Derivative Counterparty" has the meaning specified in the Indenture.

                  "Determination Date" means the Business Day before the First Note Transfer Date for a Series in a Monthly Period.

                  "Discount Note" has the meaning specified in the Indenture.

                  "Discount Option Date" has the meaning specified in the Transfer and Servicing Agreement.

                  "Discount Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Discount Receivables Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Dollar" or "$" has the meaning specified in the Transfer and Servicing Agreement.

                  "Early Amortization Event" has the meaning specified in the Indenture.

                  "Effective Date" means the date on which this Asset Pool One Supplement is executed and delivered by the parties hereto.

                  "Eligible Account" has the meaning specified in the Transfer and Servicing Agreement.

                  "Eligible Collateral Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Event of Default" has the meaning specified in the Indenture.

                  "Excess Funding Account" has the meaning specified in subsection 5.1(a)(ii).

                  "Excess Funding Amount" means at any time the aggregate amount on deposit in the Excess Funding Account.

                  "Finance Charge Collections" has the meaning specified in the Transfer and Servicing Agreement.

                  "Finance Charge Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "First Note Transfer Date" means, with respect to any Monthly Period, the initial Note Transfer Date for any Series, Class or Tranche of Asset Pool One Notes in such Monthly Period.

                  "First USA" means First USA Bank, National Association, a national banking association, and its successors and permitted assigns.

                  "First USA Credit Card Master Trust Pooling and Servicing Agreement" has the meaning specified in the Transfer and Servicing Agreement.

                  "Fitch" has the meaning specified in the Transfer and Servicing Agreement.

                  "Gross Principal Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Holder" has the meaning specified in the Indenture.

                  "Increase Date" has the meaning specified in subsection 2.4(a)(i).

                  "Indenture" means the Indenture, dated as of May 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Indenture Supplement" has the meaning specified in the Indenture.

                  "Indenture Trustee" has the meaning specified in the Indenture.

                  "Ineligible Receivables" has the meaning specified in the Transfer and Servicing Agreement.

                  "Initial Collateral Certificate" has the meaning specified in the Transfer and Servicing Agreement.

                  "Insolvency Event" has the meaning specified in the Transfer and Servicing Agreement.

               "Interchange" has the meaning specified in the Transfer and Servicing Agreement.

               "Interchange Amount" has the meaning specified in the Transfer and Servicing Agreement.

               "Invested Amount" has, with respect to any Asset Pool One Collateral Certificate, the meaning specified in the applicable Series Supplement.

               "Issuer" has the meaning specified in the first paragraph of this Asset Pool One Supplement.

               "Issuer Tax Opinion" has the meaning specified in the Indenture.

               "Legal Maturity Date" has, for any Note, the meaning specified in the Indenture.

               "Majority Holders" has the meaning specified in the Indenture.

               "Master Trust" has the meaning specified in the Indenture.

               "Moody's" has the meaning specified in the Transfer and Servicing Agreement.

               "Monthly Period" has the meaning specified in the Indenture.

               "Nominal Liquidation Amount" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Asset Pool One Notes.

               "Nominal Liquidation Amount Deficit" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Asset Pool One Notes.

               "Note" or "Notes" has the meaning specified in the Indenture.

               "Noteholder Percentage" means, for any Series of Asset Pool One Notes, with respect to Asset Pool One Principal Collections, Asset Pool One Finance Charge Collections, the Asset Pool One Default Amount and the Asset Pool One Servicing Fee, the percentage stated in the applicable Indenture Supplement for such Series of Asset Pool One Notes.

               "Note Rating Agency" means, with respect to any Outstanding Asset Pool One Notes, each statistical rating agency selected by the Issuer to rate such Notes.

               "Note Rating Agency Condition" has the meaning specified in the Transfer and Servicing Agreement.

               "Note Registrar" has the meaning specified in the Indenture.

               "Note Transfer Date" means the Business Day prior to the Payment Date for a Series, Class or Tranche of Asset Pool One Notes.

               "Notice Date" has the meaning specified in subsection 2.4(c)(ii).

               "Obligor" has the meaning specified in the Transfer and Servicing Agreement.

               "Officer's Certificate" has the meaning specified in the Indenture.

               "Opinion of Counsel" has the meaning specified in the Indenture.

               "Outstanding" has the meaning specified in the Indenture.

               "Outstanding Dollar Principal Amount" has the meaning specified in the Indenture.

               "Owner Trustee" has the meaning specified in the Transfer and Servicing Agreement.

               "Payment Date" has the meaning specified in the Indenture.

               "Permitted Investments" has the meaning specified in the Indenture.

               "Person" has the meaning specified in the Indenture.

               "Prefunding Excess Amount" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Asset Pool One Notes.

               "Principal Collections" has the meaning specified in the Transfer and Servicing Agreement.

               "Principal Receivables" has the meaning specified in the Transfer and Servicing Agreement.

               "Principal Shortfalls" has the meaning specified in the applicable Series Supplement for a Collateral Certificate.

               "Proposed Principal Shortfall Amount" has the meaning specified in Section 3.13.

               "Qualified Bank Account" has the meaning specified in the Indenture.

               "Qualified Institution" has the meaning specified in the Indenture.

               "Ratings Effect" has the meaning specified in the Indenture.

               "Reallocation Group" means all Reallocation Series that have the same Reallocation Group designation.

               "Reallocation Series" means a Series that, pursuant to the Indenture Supplement therefor, will share certain Finance Charge Collections or other specified amounts with other series in the same Reallocation Group, as more specifically specified in such Indenture Supplement.

               "Reassignment" has the meaning specified in subsection
2.5(b)(ii).

               "Receivables" has the meaning specified in the Transfer and Servicing Agreement.

               "Recoveries" has the meaning specified in the Transfer and Servicing Agreement.

               "Remaining Series Available Principal Collections Shortfall" has, with respect to any Series of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series of Asset Pool One Notes.

               "Removal Date" has the meaning specified in subsection 2.5(a).

               "Removal Notice Date" has the meaning specified in subsection 2.5(a).

               "Removed Asset Pool One Accounts" has the meaning specified in subsection 2.5(a).

               "Requirements of Law" has the meaning specified in the Transfer and Servicing Agreement.

               "Revolving Period" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement with respect to such Series, Class or Tranche of Asset Pool One Notes.

               "Security Interest" means the security interest granted pursuant to the Granting Clause.

               "Secured Party" has the meaning specified in the Granting Clause of this Asset Pool One Supplement.

               "Series" means, with respect to any Note, the series specified in the applicable Indenture Supplement.

               "Series Available Principal Collections Shortfall" has, with respect to any Series of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series of Asset Pool One Notes.

               "Series 2002-CC Supplement" has the meaning specified in the Transfer and Servicing Agreement.

               "Series Supplement" has the meaning specified in the Indenture.

               "Servicer" has the meaning specified in the Transfer and Servicing Agreement.

               "Servicer Rating Event" has the meaning specified in the Transfer and Servicing Agreement.

               "SFAS 140" has the meaning specified in the Transfer and Servicing Agreement.

               "Shared Excess Available Principal Collections" has, with respect to any Series of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series of Asset Pool One Notes.

               "Standard and Poor's" has the meaning specified in the Transfer and Servicing Agreement.

               "Sub-Account" has the meaning specified in the Indenture.

               "Successor Servicer" has the meaning specified in subsection 10.02(a) of the Transfer and Servicing Agreement.

               "Supplemental Bank Account" means the trust account or accounts designated as such and established pursuant to subsection 5.1(a)(i).

               "Supplemental Credit Enhancement Agreement" has the meaning specified in the Indenture.

               "Supplemental Credit Enhancement Provider" has the meaning specified in the Indenture.

               "Supplemental Liquidity Agreement" has the meaning specified in the Indenture.

               "Supplemental Liquidity Provider" has the meaning specified in the Indenture.

               "Targeted Interest Deposit Amount" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Asset Pool One Notes.

               "Targeted Principal Deposit Amount" has, with respect to any Series, Class or Tranche of Asset Pool One Notes, the meaning specified in the applicable Indenture Supplement for such Series, Class or Tranche of Asset Pool One Notes.

               "Tranche" has the meaning specified in the Indenture.

               "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated as of May 1, 2002, among First USA, as Transferor, Servicer and Administrator, the Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, as amended, supplemented or restated from time to time.

               "Transfer Restriction Event" has the meaning specified in the Transfer and Servicing Agreement.

               "Transferor" has the meaning specified in the Transfer and Servicing Agreement.

               "Transferor Certificate" means, for Asset Pool One, if any Transferor elects to evidence its interest in the Transferor Interest in certificated form, the certificate executed by the Issuer and authenticated by the Owner Trustee, substantially in the form set forth as Exhibit A; provided, that as used herein and in any Indenture Supplement "Transferor Certificate" shall mean either a certificate executed and delivered by the Issuer and authenticated by the Owner Trustee substantially in the form of Exhibit A or the uncertificated interest in the Transferor Interest.

          "Transferor Interest" means, with respect to Asset Pool One, the interest in Asset Pool One not represented by the issued and Outstanding Asset Pool One Notes.

          "Trust" has the meaning specified in the first paragraph of this Asset Pool One Supplement.

          "Trust Agreement" has the meaning specified in the Transfer and Servicing Agreement.

          "Trust Indenture Act" has the meaning specified in the Indenture.

          "UCC" has the meaning specified in the Transfer and Servicing
Agreement.

          "Yield Factor" has the meaning specified in the Transfer and Servicing Agreement.

          Section 1.2 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

          Section 1.3 Successors and Assigns. All covenants and agreements in this Asset Pool One Supplement by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Collateral Agent in this Asset Pool One Supplement shall bind the successors and agents of the Collateral Agent.

          Section 1.4 Separability. In case any provision in this Asset Pool One Supplement will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

          Section 1.5 Governing Law. THIS ASSET POOL ONE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.6 Counterparts. This Asset Pool One Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                   COLLATERAL

          Section 2.1 Initial Collateral.
                      ------------------

          The Issuer hereby designates the Initial Collateral Certificate issued pursuant to the Series 2002-CC Supplement to the First USA Credit Card Master Trust Pooling and Servicing Agreement as an Asset Pool One Collateral Certificate. Such Initial Collateral Certificate shall be registered in the name of the Collateral Agent and delivered to the Collateral Agent on the date hereof in accordance with Section 4.14 and, unless written notice has been delivered to the Servicer, the Owner Trustee and the Indenture Trustee, shall be held by the Collateral Agent in the State of New York.

          Section 2.2 Reinvestment in Collateral
                      --------------------------

          (a) On each First Note Transfer Date, the Asset Pool One Reinvestment Amount for the immediately preceding Monthly Period shall be applied in the following order of priority:

                 (i) if the Collateral includes one or more Asset Pool One Collateral Certificates, pursuant to the Transfer and Servicing Agreement, the Servicer, on behalf of the Issuer, shall specify the amount of the Asset Pool One Reinvestment Amount to be reinvested in each Asset Pool One Collateral Certificate previously designated as part of the Collateral for Asset Pool One which amount shall be determined by the Servicer, on behalf of the Issuer, in its own discretion, and no such reinvestment shall be required; provided, however, that, subject to the restrictions specified in subsection 2.3(c), the Issuer shall be required to increase the Invested Amount of an existing Asset Pool One Collateral Certificate if Collateral is required to be added pursuant to subsection 2.4(a) and the applicable Transferor elects to increase the Invested Amount of one or more existing Asset Pool One Collateral Certificates as specified in such Section (so long as the Transfer and Servicing Agreement and the applicable Series Supplement each allows such reinvestment and the transferor or seller for the related Master Trust agrees to such reinvestment); and

                 (ii) the remainder of such amounts shall be paid to the holders of the Asset Pool One Transferor Amount; provided, however, that if the Asset Pool One Transferor Amount for the prior Monthly Period did not equal or exceed the Asset Pool One Required Transferor Amount for the prior Monthly Period or the Asset Pool One Pool Balance for such prior Monthly Period did not equal or exceed the Asset Pool One Minimum Pool Balance for such prior Monthly Period (after application of the Asset Pool

     One Reinvestment Amount, if any, pursuant to this Section), such amount shall be deposited in the Excess Funding Account for Asset Pool One.

          (b) Each Asset Pool One Receivable shall be transferred to the Issuer pursuant to the Transfer and Servicing Agreement and designated for inclusion in Asset Pool One and pledged to secure the Asset Pool One Notes on the day that such Asset Pool One Receivable arises pursuant to this Asset Pool One Supplement.

          Section 2.3 Increases in the Invested Amount of an Existing Asset Pool
                      ----------------------------------------------------------
One Collateral Certificate.
--------------------------

          (a) In addition to the increases described in Section 2.2 above, the Invested Amount of any existing Asset Pool One Collateral Certificate may be increased by the applicable Transferor on any Business Day in connection with:

              (i) the issuance of an additional Series, Class or Tranche of Asset Pool One Notes; or

              (ii) the increase of the Asset Pool One Transferor Amount.

          (b) In connection with any increase in the Invested Amount of an existing Asset Pool One Collateral Certificate, such increase shall either be funded from the proceeds of the issuance of an additional Series, Class or Tranche of Asset Pool One Notes or be funded by the applicable Transferor (which funding may be in cash or through an increase in the Transferor Interest for Asset Pool One).

          (c) Notwithstanding any other provision of this Agreement, with respect to any Monthly Period, the Invested Amount of an existing Asset Pool One Collateral Certificate shall not be increased if (i) an Early Amortization Event shall have occurred with respect to any Asset Pool One Notes as a result of a failure to add Collateral to Asset Pool One or a failure to increase the Invested Amount of an existing Asset Pool One Collateral Certificate at a time when the Asset Pool One Pool Balance for the prior Monthly Period is less than the Asset Pool One Minimum Pool Balance for such prior Monthly Period and (ii) increasing the Invested Amount of or reinvesting in an existing Asset Pool One Collateral Certificate would result in a reduction in the allocation percentage applicable for principal collections for such existing Asset Pool One Collateral Certificate.

          Section 2.4 Addition of Collateral.
                      ----------------------

          (a) Required Additions.

          (i) If,(A) as determined on any Determination Date, the Asset Pool
One Transferor Amount for the prior Monthly Period is less than the Asset Pool One Required Transferor Amount for such prior Monthly Period, the Issuer shall
(1) designate Receivables in additional Accounts for inclusion in Asset Pool One (each, an "Additional Asset Pool One Account"), (2) designate one or more Additional Collateral Certificates for inclusion in Asset Pool One (each, an "Additional Asset Pool One Collateral Certificate") or (3) increase the Invested Amount of one or more existing Asset Pool One Collateral Certificates pursuant to Section 2.2 or Section 2.3 in a sufficient amount such that, after giving effect to such addition or increase, the Asset Pool One Transferor Amount for the prior Monthly Period would have been at least equal to the Asset Pool One Required Transferor Amount for such prior Monthly Period, or (B) as determined on any Determination Date, the Asset Pool One Pool Balance for the prior Monthly Period is less than the Asset Pool One Minimum Pool Balance for such prior Monthly Period, the Issuer shall (1) designate Receivables in Additional Asset Pool One Accounts for inclusion in Asset Pool One, (2) designate one or more Additional Asset Pool One Collateral Certificates for inclusion in Asset Pool One or (3) increase the Invested Amount of one or more existing Asset Pool One Collateral Certificates pursuant to Section 2.2 or Section 2.3 in a sufficient amount such that, after giving effect to such addition or increase, the Asset Pool One Pool Balance would have been equal to or greater than the Asset Pool One Minimum Pool Balance for such prior Monthly Period; provided, however, that in the event of a Servicer Rating Event, the Asset Pool One Transferor Amount and the Asset Pool One Pool Balance will be determined on a daily basis in accordance with a method to be determined by the Transferor, subject to satisfaction of the Note Rating Agency Condition.

     Any increase in the Invested Amount of one or more existing Asset Pool One Collateral Certificates shall occur and/or designation of Receivables in any Additional Asset Pool One Accounts and/or any Additional Asset Pool One Collateral Certificates to be transferred to the Trust and designated for inclusion in Asset Pool One shall be transferred to the Trust and designated for inclusion in Asset Pool One, as applicable, on or before the thirtieth Business Day following such Determination Date (such date, in connection with the addition of Additional Asset Pool One Accounts or Additional Asset Pool One Collateral Certificates, the "Addition Date" and in connection with the increase of an existing Asset Pool One Collateral Certificate, the "Increase Date"); provided, however, that in the event of a Servicer Rating Event, any such Addition Date or Increase Date shall be on or before the tenth Business Day following such Determination Date. The failure of any Transferor to increase the Asset Pool One Transferor Amount or the Asset Pool One Pool Balance as provided in this clause (i) solely as a result of the unavailability to such Transferor of a sufficient amount of Additional Asset Pool One Accounts and/or Additional Asset Pool One Collateral Certificates and/or the inability to increase the Invested Amount of one or more existing Asset Pool One Collateral Certifi-
      cates shall not constitute a breach of this Asset Pool One Supplement or the Transfer and Servicing Agreement; provided that any such failure which has not been timely cured may nevertheless result in the occurrence of an Early Amortization Event.

            (ii) Any Additional Asset Pool One Accounts or Additional Asset Pool One Collateral Certificates designated to be included in Asset Pool One pursuant to clause (i) above may only be so included if the applicable conditions specified in subsection (c) below have been satisfied.

        (b) Permitted Additions.

            (i) In addition to its obligation under subsection 2.4(a), the Issuer may, but shall not be obligated to, subject to the conditions in paragraph (c) below, (x) designate from time to time Receivables in Additional Asset Pool One Accounts to be included as Collateral, and/or Additional Asset Pool One Collateral Certificates to be included as Collateral and (y) increase the Invested Amount of existing Asset Pool One Collateral Certificates. Such additional Collateral shall be transferred to the Issuer and designated for inclusion in Asset Pool One on the Addition Date or Increase Date, as applicable.

            (ii) On any Business Day, consideration in the form of cash will be applied or an increase in the Asset Pool One Transferor Amount will be effected in connection with any increase in the Collateral.

        (c) Conditions to Additions. On each Addition Date with respect to any Additional Asset Pool One Accounts and/or Additional Asset Pool One Collateral Certificates, the applicable Receivables in Additional Asset Pool One Accounts (and such Additional Asset Pool One Accounts shall be deemed to be Accounts for purposes of this Asset Pool One Supplement) or the applicable Additional Asset Pool One Collateral Certificates existing as of the close of business on the applicable Addition Date shall be designated as additional Collateral, subject to the satisfaction of the following conditions (which shall not apply with respect to any increase in the Invested Amount of any existing Asset Pool One Collateral Certificate except as specified in clause (ii) below):

            (i) all of the requirements for the addition of Accounts set forth under subsection 2.12(c) of the Transfer and Servicing Agreement shall have been satisfied and all of the representations and warranties set forth under subsection 2.04(a) of the Transfer and Servicing Agreement to be made on each Addition Date shall be true and correct in all material respects on such Addition Date;

              (ii) on or before the third Business Day prior to the Addition Date or Increase Date, as applicable, with respect to additions or increases pursuant to subsection 2.4(a) and on or before the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.4(b) (the "Notice Date"), the Issuer shall have delivered to the Indenture Trustee, the Collateral Agent, each Note Rating Agency and the Servicer written notice (unless such notice requirement is otherwise waived) that such additional Collateral will be designated for inclusion in Asset Pool One, or an increased Invested Amount of an existing Asset Pool One Collateral Certificate will be designated for inclusion in the Collateral (the latter notice requirement shall only apply to increases made pursuant to subsection 2.4(a); provided, however, that notice shall be delivered to the Collateral Agent in connection with any increase in the Invested Amount of an existing Asset Pool One Collateral Certificate) which notice shall specify, as applicable, (x) the approximate aggregate amount of the Principal Receivables to be designated for inclusion in Asset Pool One, (y) the Invested Amount of the Additional Asset Pool One Collateral Certificates to be designated for inclusion in Asset Pool One or (z) the amount by which the Invested Amount of an existing Asset Pool One Collateral Certificate is to be increased, as well as the applicable Addition Date or Increase Date and, in connection with the Additional Asset Pool One Accounts, the Addition Cut Off Date;

              (iii) as of the applicable Addition Cut Off Date, each Additional Asset Pool One Account is an Eligible Account;

              (iv) as of the applicable Addition Date, each Additional Asset Pool One Collateral Certificate is an Eligible Collateral Certificate;

              (v) on or before the Addition Date with respect to Additional Asset Pool One Accounts and the Receivables arising thereunder, the Issuer shall have delivered to the Collateral Agent and the Servicer a written assignment (including an acceptance by the Collateral Agent for the benefit of the Asset Pool One Noteholders and the other Secured Parties) in substantially the form of Exhibit B (the "Account Assignment") and the Issuer shall have delivered to the Collateral Agent a computer file containing a true and complete list of all Additional Asset Pool One Accounts, identified by account number and the aggregate amount of the Receivables in each Additional Asset Pool One Account as of the Addition Cut Off Date, which computer file shall be as of the date of such Account Assignment incorporated into and made a part of such Account Assignment and this Asset Pool One Supplement;

              (vi) on or before the Addition Date with respect to Additional Asset Pool One Collateral Certificates, the Issuer shall have delivered to the Collateral Agent and the Servicer a written assignment in substantially the form of Exhibit C (the "Certifi-cate Assignment") and each Collateral Certificate shall be registered in the name of and shall be delivered to the Collateral Agent in accordance with Section 4.14;

              (vii) as of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Account Owner, as applicable, the applicable Transferor or the Issuer shall have occurred nor shall the transfer to Asset Pool One of the Receivables arising in the Additional Asset Pool One Accounts or of the Additional Asset Pool One Collateral Certificate, as applicable, have been made in contemplation of the occurrence thereof;

              (viii) the designation for inclusion in Asset Pool One of the Receivables arising in the Additional Asset Pool One Accounts or of the Additional Asset Pool One Collateral Certificates shall not, in the reasonable belief of the Issuer, result in an Adverse Effect;

              (ix) if, with respect to any three-month period or with respect to any twelve-month period, the aggregate number of Additional Asset Pool One Accounts designated to have their Receivables added to the Trust shall exceed the applicable Aggregate Addition Limit, the Issuer shall have received notice from each Note Rating Agency that the inclusion pursuant to subsection 2.4(b) of such Additional Asset Pool One Accounts in Asset Pool One in excess of the applicable Aggregate Addition Limit will not result in the reduction or withdrawal of its then existing rating of any Series, Class or Tranche of Asset Pool One Notes then issued and Outstanding and shall have delivered such notice to the Collateral Agent;

              (x) if so notified by any Note Rating Agency on or before the second Business Day prior to the Addition Date with respect to additions of Additional Asset Pool One Collateral Certificates pursuant to subsection 2.4(a) or on or before the fourth Business Day prior to the Addition Date with respect to additions of Additional Asset Pool One Collateral Certificates pursuant to subsection 2.4(b) that such Note Rating Agency has elected to impose a Note Rating Agency Condition with respect to the addition of an Additional Asset Pool One Collateral Certificate, the Issuer shall have received notice from such Note Rating Agency on or prior to the applicable Addition Date that the Note Rating Agency Condition shall have been satisfied with respect to such Note Rating Agency and the Issuer shall have delivered such notice to the Collateral Agent; and

              (xi) the Issuer shall have delivered to the Collateral Agent an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (iii) through (x) above.

         Section 2.5 Removal of Accounts.

         (a) Subject to the conditions set forth below, the Issuer may, but shall not be obligated to, designate Asset Pool One Receivables from Asset Pool One Accounts for removal ("Removed Asset Pool One Accounts") from the Collateral. On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which the Asset Pool One Receivables from the designated Removed Asset Pool One Accounts will be reassigned by the Collateral Agent to the Issuer (the "Removal Date"), the Issuer shall give the Indenture Trustee, the Owner Trustee, the Collateral Agent, the Servicer and each Note Rating Agency written notice that the Asset Pool One Receivables from such Removed Asset Pool One Accounts are to be reassigned to the Issuer.

         (b) The Issuer shall be permitted to designate and require reassignment to it of the Asset Pool One Receivables from Removed Asset Pool One Accounts only upon satisfaction of the following conditions:

               (i) the removal of any Asset Pool One Receivables of any Removed Asset Pool One Accounts on any Removal Date shall not, in the reasonable belief of the Issuer cause an Adverse Effect or the Asset Pool One Transferor Amount to be less than the Asset Pool One Required Transferor Amount or the Asset Pool One Pool Balance to be less than the Asset Pool One Minimum Pool Balance for the Monthly Period in which such removal occurs;

               (ii) on or prior to the Removal Date, the Issuer shall have delivered to the Collateral Agent for execution a written assignment in substantially the form of Exhibit D (the "Reassignment") and, within 5 Business Days thereafter, or as otherwise agreed upon between the Issuer and the Collateral Agent, the Issuer shall have delivered to the Collateral Agent a computer file containing a true and complete list of all Removed Asset Pool One Accounts identified by account number and the aggregate amount of the Asset Pool One Receivables in each Removed Asset Pool One Account as of the Removal Date, which computer file shall as of the Removal Date modify and amend and be made a part of this Asset Pool One Supplement;

               (iii) the Servicer shall represent and warrant that (x) a random selection procedure was used by the Servicer in selecting the Removed Asset Pool One Accounts and only one such removal of randomly selected Asset Pool One Accounts shall occur in the then current Monthly Period,
      (y) the Removed Asset Pool One Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Asset Pool One Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (z) the Removed Asset Pool One Accounts were selected using another method that will not preclude transfers from being accounted for as sales under generally accepted accounting principles or prevent the Issuer from continuing to qualify as a qualifying special purpose entity in accordance with SFAS 140 (or any relevant replacement statement);

              (iv) on or before the tenth Business Day prior to the Removal Date, each Note Rating Agency shall have received notice from the Servicer of such proposed removal of the Asset Pool One Receivables of such Asset Pool One Accounts and, if such removal is pursuant to subclause (iii)(y) or (z) above, the Note Rating Agency Condition shall have been satisfied; and

              (v) (A) the Issuer shall have delivered to the Collateral Agent an Officer's Certificate confirming the items set forth in clauses (i) and
      (ii) above, (B) the Servicer shall have delivered to the Collateral Agent an Officer's Certificate confirming the items set forth in clauses (iii) and (iv) above. The Indenture Trustee and the Collateral Agent may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon satisfaction of the above conditions, the Collateral Agent shall execute and deliver the Reassignment to the Issuer, and the Asset Pool One Receivables from the Removed Asset Pool One Accounts shall no longer constitute a part of the Collateral. Thereafter, such Accounts shall be removed from the Trust pursuant to Section 2.13 of the Transfer and Servicing Agreement.

          Section 2.6 Account Allocations. In the event that the Issuer is unable for any reason to designate Asset Pool One Receivables for inclusion in Asset Pool One in accordance with the provisions of this Asset Pool One Supplement (including, without limitation, by reason of a Transfer Restriction Event), then, in any such event, (a) the Issuer and the Servicer agree (except as prohibited by any such order) to allocate and pay to Asset Pool One, after the date of such inability, all Collections, including Collections of Principal Receivables and Finance Charge Receivables designated for inclusion in Asset Pool One prior to the occurrence of such event, and all amounts which would have constituted Collections with respect to Principal Receivables and Finance Charge Receivables but for the Issuer's inability to designate such Asset Pool One Receivables (up to the lesser of the amount of such insufficiency or an aggregate amount equal to the amount of Principal Receivables and Finance Charge Receivables in Asset Pool One on such date transferred to Asset Pool One by the Issuer), (b) the Issuer and the Servicer agree that such amounts will be applied as Collections in accordance with the terms hereof and the terms of each Indenture Supplement and (c) for only so long as the allocation and application of all Collections and all amounts that would have constituted Collections are made in accordance with clauses (a) and (b) above, Principal Receivables and Finance Charge Receivables (and all amounts which would have constituted Principal Receivables and Finance Charge Receivables but for the Issuer's inability to designate Asset Pool One Receivables for inclusion in Asset Pool One) which are charged off as uncollectible in accordance with this Asset Pool One Supplement shall continue to be allocated in accordance with the terms hereof and each Indenture Supplement and all amounts that would have constituted Principal Receivables but for the Issuer's inability to designate Asset Pool One Receivables for inclusion in Asset Pool One shall be deemed to be Principal Receivables for the purpose of calculating the applicable Noteholder Percentage with respect to Principal Receivables with respect to any Series, Class or Tranche secured by the Asset Pool One Receivables. For the purpose of the immediately preceding sentence, the Issuer and the Servicer shall treat the first received Collections with respect to the Asset Pool One Accounts as allocable to Asset Pool One until Asset Pool One shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in Asset Pool One as of the date of the occurrence of such event. If the Issuer and the Servicer are unable pursuant to any Requirements of Law to allocate Collections as described above, the Issuer and the Servicer agree that, after the occurrence of such event, payments on each Asset Pool One Account with respect to the principal balance of such Asset Pool One Account shall be allocated first to the oldest principal balance of such Asset Pool One Account and shall have such payments applied as Collections in accordance with the terms hereof and each Indenture Supplement. The parties hereto agree that Asset Pool One Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to Asset Pool One, or that would have been conveyed to Asset Pool One but for the above described inability to designate such Asset Pool One Receivables, shall continue to be a part of Asset Pool One notwithstanding any cessation of the transfer of additional Principal Receivables to Asset Pool One and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms hereof and each Indenture Supplement.

         Section 2.7  Discount Receivables.
                      --------------------

         (a) In the event the Transferor, pursuant to the Transfer and Servicing Agreement, opts to designate at any time and from time to time the Yield Factor of all or any specified portion of Gross Principal Receivables outstanding in Asset Pool One on any date of determination and subsequently created to be treated as Discount Receivables and included in Finance Charge Receivables, such designation shall be applicable under this Asset Pool One Supplement and each Indenture Supplement. Subject to the conditions specified in the Transfer and Servicing Agreement, the Yield Factor may, without notice to or the consent of any Noteholder in Asset Pool One, from time to time, be increased, reduced or eliminated on or after such Discount Option Date; provided, however, that on each Discount Option Date after a change in Yield Factor, the Transferor shall apply the new Yield Factor to all or the portion of the Gross Principal Receivables outstanding in Asset Pool One which are to be treated as Discount Receivables.

         (b) After the Discount Option Date, Discount Receivables Collections with respect to Asset Pool One Receivables shall be treated as Asset Pool One Finance Charge Collections.

         Section 2.8 Recording, Etc.
                     --------------

         (a) The Issuer intends the Security Interest granted pursuant to this Asset Pool One Supplement in favor of the Collateral Agent to be prior to all other liens in respect of the Collateral. Subject to Section 2.9, the Issuer will take all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Collateral Agent. The Issuer will from time to time execute, authorize and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

              (i) grant a Security Interest more effectively in all or any portion of the Collateral;

              (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Asset Pool One Supplement or carry out more effectively the purposes hereof;

              (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Asset Pool One Supplement;

              (iv) enforce each Asset Pool One Collateral Certificate, the Asset Pool One Receivables, any Derivative Agreements, any Supplemental Credit Enhancement Agreements and any Supplemental Liquidity Agreements and each other instrument or agreement designated for inclusion in the Collateral;

              (v) preserve and defend title to the Collateral and the rights of the Collateral Agent in the Collateral against the claims of all persons and parties; or

              (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

         (b) The Issuer will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuer hereby designates the Servicer its agent and attorney-in-fact to authorize upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required by the Collateral Agent pursuant to this Section.

           (c) Without limiting the generality of clause (a)(ii) or (a)(iii):

               (i) The Issuer will cause this Asset Pool One Supplement, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Collateral Agent's right, title and interest in and to the Collateral to be promptly recorded, registered and filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Collateral Agent in and to all property comprising the Collateral. The Issuer will deliver to the Collateral Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

               (ii) Within 30 days after the Issuer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (d) seriously misleading within the meaning of Section 9-506 (or any comparable provision) of the UCC, the Issuer will give the Collateral Agent notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Collateral Agent's interest in the Collateral.

           (d) The Issuer will give the Collateral Agent prompt notice of any relocation of its state of location, and any change in the jurisdiction of its organization, and whether, as a result of such relocation or change, the applicable provision of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Collateral Agent's security interest in the Collateral. The Issuer will at all times maintain its chief executive office within the United States.

           (e) The duty of the Collateral Agent to execute or authorize any instrument required pursuant to this Section will arise only if the Collateral Agent has actual knowledge of the type described in Section 6.01(c) of the Indenture of any default of the Issuer in complying with the provisions of this Section.

           Section 2.9 Trust Indenture Act Requirements. The release of any Collateral from the lien created by this Asset Pool One Supplement or the release, in whole or in part, of the liens on all Collateral, will not be deemed to impair the Security Interest in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Collateral Agent and the Indenture Trustee, each in its individual capacity, and each of the Asset Pool One Noteholders are hereby deemed to acknowledge that a release of Collateral securing an Asset Pool or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the remaining Security Interests in contravention of the terms of this Asset Pool One Supplement. To the extent applicable, without limitation, the Issuer will cause Section 314(d) of the Trust Indenture Act relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an officer of the Issuer, except in cases in which Section 314(d) of the Trust Indenture Act requires that such certificate or opinion be made by an independent person.

           Section 2.10 Suits To Protect the Collateral. Subject to the provisions of this Asset Pool One Supplement, the Collateral Agent will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Asset Pool One Supplement, and such suits and proceedings as the Collateral Agent may deem expedient to preserve or protect the interests of the Asset Pool One Noteholders and the interests of the Indenture Trustee and the Collateral Agent, each in its individual capacity, in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interest or be prejudicial to the interests of the Asset Pool One Noteholders or the Collateral Agent). No counterparties to a Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement may direct the Collateral Agent to enforce the Security Interest. Each Derivative Counterparty's, Supplemental Credit Enhancement Provider's and Supplemental Liquidity Provider's rights consist solely of the right to receive Collections allocated for such party's benefit pursuant to the related Indenture Supplement.

           Section 2.11 Purchaser Protected. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Collateral Agent to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

           Section 2.12 Powers Exercisable by Receiver or Collateral Agent. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article II upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article II.

           Section 2.13 Determinations Relating to Collateral. In the event (i) the Collateral Agent or the Indenture Trustee shall receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there shall be due to or from the Collateral Agent or the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or (iii) the Collateral Agent or the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Asset Pool One Supplement, then, in each such event, the Collateral Agent or the Indenture Trustee, as applicable, shall be entitled to hire experts, consultants, agents and attorneys to advise the Collateral Agent or the Indenture Trustee, as applicable, on the manner in which the Collateral Agent or the Indenture Trustee, as applicable, should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Collateral Agent or the Indenture Trustee, as applicable pursuant to Section 4.6). Each of the Collateral Agent and the Indenture Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Outstanding Asset Pool One Notes.

           Section 2.14 Release of all Collateral.

           (a) Subject to the payment of its fees and expenses pursuant to
Section 4.6, the Collateral Agent shall, at the request of the Issuer or when otherwise required by the provisions of this Asset Pool One Supplement, execute instruments to release property from the lien of this Asset Pool One Supplement, or convey the Collateral Agent's interest (which is held by the Collateral Agent for the benefit of the Noteholders) in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Asset Pool One Supplement. No party relying upon an instrument executed by the Collateral Agent as provided in this Article II will be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

           (b) Upon delivery of an Officer's Certificate certifying that the Issuer's obligations under the Indenture and this Asset Pool One Supplement have been satisfied and discharged by complying with the provisions of this Article II, the Collateral Agent shall (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interest created by this Asset Pool One Supplement and (ii) not be deemed to hold the Security Interest for the benefit of itself, the Indenture Trustee, the Asset Pool One Noteholders, any applicable Derivative Counterparty, any applicable Supplemental Credit Enhancement Provider or any applicable Supplemental Liquidity Provider.

                  (c) The Transferor and the Asset Pool One Noteholders shall be entitled to receive at least 10 days written notice when the Collateral Agent proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Collateral Agent shall also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Collateral Agent in connection with any such action.

                  Section 2.15 Certain Actions by Collateral Agent. Any action taken by the Collateral Agent pursuant to this Article in respect of the release of any or all of the Collateral will be taken by the Collateral Agent as its interest in such Collateral may appear, and no provision of this Article II is intended to, or will, excuse compliance with any provision hereof.

                  Section 2.16 Opinions as to Collateral.
                               -------------------------

                  (a) On the Effective Date, the Issuer shall furnish to the Collateral Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Asset Pool One Supplement, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and maintain the perfection of the Security Interest granted by this Asset Pool One Supplement in favor of the Collateral Agent and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest perfected.

                  (b) On or before April 30 in each calendar year, beginning in 2003, the Issuer shall furnish to the Collateral Agent an Opinion of Counsel with respect to each UCC financing statement which has been filed by the Issuer either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Asset Pool One Supplement, any amendments, supplements or modifications hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and Security Interest created by this Asset Pool One Supplement and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Asset Pool One Supplement, any amendments, supplements or modifications hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Asset Pool One Supplement until April 30 in the following calendar year.

                  Section 2.17 Delegation of Duties. Until this appointment is rescinded by the Issuer, the Issuer hereby appoints First USA to assist it in its performance of its duties under this Asset Pool One Supplement. In addition, the Issuer may contract with or appoint other Persons (including First USA and its Affiliates) to assist it in performing its duties under this Asset Pool One Supplement. Any performance of duties by a Person who is identified to the Collateral Agent and the Indenture Trustee in an Officer's Certificate will be deemed to be action taken by the Issuer.

                  Section 2.18 Issuer's Representations and Warranties. As of each Issuance Date, the Issuer shall make the following representations and warranties to the Collateral Agent. Such representations and warranties shall survive until the termination of this Asset Pool One Supplement. Such representations and warranties shall not be waived by any of the parties to this Asset Pool One Supplement unless the Note Rating Agency Condition shall have been satisfied with respect to such waiver.

                  (a) At the time of the granting of the security interest in the Collateral, the Issuer owned and had good marketable title to the Collateral free and clear of any Lien (other than any Lien for municipal or other local taxes if such taxes were not then due and payable or if the Issuer was then contesting the validity thereof in good faith by appropriate proceedings and had set aside on its books and records adequate reserves with respect thereto), claim or encumbrance of any Person.

                  (b) This Asset Pool One Supplement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Collateral Agent, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

                  (c) The Issuer has caused or will have caused within ten days of the granting of the security interest in any portion of the Collateral, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Collateral Agent hereunder.

                  (d) Other than the security interest granted to the Collateral Agent pursuant to this Asset Pool One Supplement or any other security interest that has been terminated, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral; the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Collateral Agent hereunder or that has been terminated; and the Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (e) Each Asset Pool One Collateral Certificate constitutes a "certificated security" within the meaning of the applicable UCC; the Issuer has in its possession all original copies of the certificates that constitute such Asset Pool One Collateral Certificate; none of the certificates that constitute or evidence such Asset Pool One Collateral Certificate have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent; and all financing statements filed or to be filed against the Issuer in favor of the Collateral Agent in connection herewith describing such Asset Pool One Collateral Certificate contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Collateral Agent."

                  (f) Each Asset Pool One Receivable constitutes an "account" within the meaning of the applicable UCC.

                               [END OF ARTICLE II]

                                   ARTICLE III

                 COLLECTIONS, ALLOCATIONS, DEPOSITS AND PAYMENTS

                  Section 3.1  Collections and Allocations.
                               ---------------------------

                  The Servicer pursuant to the terms of the Transfer and Servicing Agreement (or, if the authority of the Servicer has been revoked pursuant to Section 10.01 of the Transfer and Servicing Agreement, the Indenture Trustee, or, if a Successor Servicer has been appointed, the Successor Servicer) shall instruct the Collateral Agent to apply all funds on deposit in the Collection Account as described in this Article III (or, with respect to amounts deposited therein pursuant to Section 2.2, in accordance with the provisions of
Section 2.2) and in any Indenture Supplement for any Series. Except as otherwise provided below, the Servicer pursuant to the terms of Transfer and Servicing Agreement shall deposit Collections with respect to the Asset Pool One Receivables into the Collection Account for Asset Pool One as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing and shall deposit Collections received with respect to the Asset Pool One Collateral Certificates with respect to any Monthly Period into the Collection Account for Asset Pool One no later than the First Note Transfer Date in the next succeeding Monthly Period.

                  Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Asset Pool One Supplement, the Indenture or the Transfer and Servicing Agreement to the contrary, for as long as First USA remains the Servicer under the Transfer and Servicing Agreement and (i) no Servicer Rating Event shall have occurred and be continuing or (ii) First USA obtains a guarantee or letter of credit covering risk of collection with respect to its deposit and payment obligations under the Transfer and Servicing Agreement (in form and substance satisfactory to each Note Rating Agency) from a guarantor having a short-term credit rating of at least"A-1" from Standard & Poor's or "P-1" from Moody's or "F1" from Fitch (or such other rating below "A-1" or "P-1," or to the extent rated by Fitch, "F1," as the case may be, which is acceptable to such Note Rating Agency), or (iii) the Note Rating Agency Condition will have been satisfied despite the Servicer's inability to satisfy the rating requirement specified in clause (i) or (ii) above, or (iv) for 5 Business Days following any reduction of any such rating or failure to satisfy the conditions specified in clause (i) or (ii) above, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding paragraph, but may make deposits in an amount equal to the net amount of such deposits and payments which would have been made with respect to Asset Pool One Notes to receive payments on the related Payment Date had the conditions of this sentence not applied, in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on each applicable Note Transfer Date following the Monthly Period with respect to which such deposit relates. To the extent that, in accordance with this Section 3.1, the Servicer has retained amounts which would otherwise be required to be deposited into the Collection Account or any Supplemental Bank Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Collection Account or such Supplemental Bank Account on the applicable Note Transfer Date to the extent necessary to make required distributions on the related Payment Date. Notwithstanding anything in this Asset Pool One Supplement to the contrary, unless otherwise specified in the Indenture or any Indenture Supplement, the Servicer need not deposit any amount allocated to be paid to any Transferor pursuant to the Indenture, this Asset Pool One Supplement or any applicable Indenture Supplement into the Collection Account or any Supplemental Bank Account, but shall pay such amounts as collected to the applicable Transferor.

                  Section 3.2 Allocations of Finance Charge Collections and Default Amounts.

                  (a) With respect to each Monthly Period, the Collateral Agent, at the direction of the Servicer, shall allocate to each Series of Asset Pool One Notes an amount equal to the product of (i) the Noteholder Percentage for Asset Pool One Finance Charge Collections for such Monthly Period for such Series and (ii) the sum of the Asset Pool One Finance Charge Collections for such Monthly Period and the investment earnings for such Monthly Period on amounts on deposit in the Collection Account and the Excess Funding Account established for the benefit of all Asset Pool One Notes.

                  (b) With respect to each Monthly Period, the Collateral Agent, at the direction of the Servicer, shall allocate to each Series of Asset Pool One Notes an amount equal to the product of (i) the Noteholder Percentage for the Asset Pool One Default Amount for such Monthly Period for such Series and
(ii) the Asset Pool One Default Amount for such Monthly Period.

                  Section 3.3 Allocations of Principal Collections. With respect to each Monthly Period, the Collateral Agent, at the direction of the Servicer, shall allocate to each Series of Asset Pool One Notes an amount equal to the product of (i) the Noteholder Percentage for Asset Pool One Principal Collections for such Monthly Period for such Series and (ii) the Asset Pool One Principal Collections for such Monthly Period. In addition, with respect to each Monthly Period, if there is a Remaining Series Available Principal Collections Shortfall for any Series of Asset Pool One Notes, the Collateral Agent shall allocate to each such Series of Asset Pool One Notes a portion of Asset Pool One Collateral Certificate Principal Shortfall Payments for such Monthly Period in an amount equal to the Remaining Series Available Principal Collections Shortfall for such Series in accordance with the applicable Indenture Supplement; provided, however, that if the aggregate amount of Asset Pool One Collateral Certificate Principal Shortfall Payments is less than the aggregate Remaining Series Available Principal Collections Shortfall for all Series, then Asset Pool One Collateral Certificate Principal Shortfall Payments allocable to each Series shall equal the product of (i) the Asset Pool One Collateral Certificate Principal Shortfall

Payments for such Monthly Period and (ii) a fraction, the numerator of which is the Remaining Series Available Principal Collections Shortfall for such Series and the denominator of which is the aggregate Remaining Series Available Principal Collections Shortfall for all Series of Asset Pool One Notes for such Monthly Period.

                  Section 3.4  Allocations of the Asset Pool One Servicing Fee.

                  (a) As compensation for its servicing activities hereunder and as reimbursement for any expense incurred by it in connection therewith, the Servicer shall be entitled to receive a servicing fee (the "Asset Pool One Servicing Fee"). For each Monthly Period, the Asset Pool One Servicing Fee shall equal the sum of (i) the servicing fee amount for each Asset Pool One Collateral Certificate, as specified in the related Series Supplement, and (ii) the Asset Pool One Receivables Servicing Fee.

                  (b) With respect to each Monthly Period, the Collateral Agent, at the direction of the Servicer, shall allocate to each Series of Asset Pool One Notes an amount equal to the product of (i) the Asset Pool One Servicing Fee for such Monthly Period and (ii) the Noteholder Percentage for the Asset Pool One Servicing Fee for such Monthly Period for such Series of Asset Pool One Notes.

                  Section 3.5 Allocations of Amounts to the Excess Funding Account and Allocations of Amounts on Deposit in the Excess Funding Account. With respect to each Monthly Period, if (i) the Asset Pool One Transferor Amount is, or as a result of a payment on the related First Note Transfer Date would become, less than the Asset Pool One Required Transferor Amount or (ii) the Asset Pool One Pool Balance is, or as a result of a payment on the related First Note Transfer Date would become, less than the Asset Pool One Minimum Pool Balance, the Collateral Agent shall allocate or deposit pursuant to subsection 3.8(d) of this Asset Pool Supplement to the Excess Funding Account an amount equal to the greater of the amount by which the Asset Pool One Transferor Amount would be less than the Asset Pool One Required Transferor Amount and the amount by which the Asset Pool One Pool Balance would be less than the Asset Pool One Minimum Pool Balance, each determined with respect to the related Monthly Period.

                  Amounts on deposit in the Excess Funding Account shall be treated as Shared Excess Available Principal Collections and, to the extent required, allocated to each Series of Asset Pool One Notes in accordance with the applicable Indenture Supplement. Any remaining amounts on deposit in the Excess Funding Account in excess of the amount required to be treated as Shared Excess Available Principal Collections for a Monthly Period shall be released to the holders of the Transferor Interest in Asset Pool One in accordance with the related Indenture Supplement to the extent that after such release (i) the Asset Pool One Transferor Amount is equal to or greater than the Asset Pool One Required Transferor Amount and (ii) the Asset Pool One Pool Balance is equal to or greater than the Asset Pool One Minimum Pool Balance.

                  Section 3.6 Final Payment. Each Series, Class or Tranche of Asset Pool One Notes, as applicable, will be considered to be paid in full in the manner set forth in the applicable Indenture Supplement. The Holders of such Series, Class or Tranche of Asset Pool One Notes, as applicable, will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Series, Class or Tranche of Notes, as applicable, on the earliest to occur of:

                  (a) the date of the payment in full of the Outstanding Dollar Principal Amount of and all accrued interest on that Series, Class or Tranche of Asset Pool One Notes, as applicable;

                  (b) the date on which the Outstanding Dollar Principal Amount of such Asset Pool One Notes, after giving effect to all deposits, allocations, reallocations, sales of Collateral and payments to be made on such date, is reduced to zero, and all accrued interest on such Asset Pool One Notes is paid in full; or

                  (c) on the Legal Maturity Date of such Asset Pool One Notes, after giving effect to all deposits, allocations, reallocations, sales of Collateral and payments to be made on such date.

                  Section 3.7 Payments within a Series, Class or Tranche. All payments of principal, interest or other amounts to Holders of the Asset Pool One Notes of a Series, Class or Tranche will be made in accordance with the related Indenture Supplement.

                  Section 3.8 Allocations of Finance Charge Collections, Default Amounts, Servicing Fees and Principal Collections Allocable to the Transferor Interest.

                  (a) Unless otherwise stated in any Indenture Supplement, the Servicer shall allocate to the holders of the Transferor Interest in Asset Pool One an amount equal to the product of (i) the Asset Pool One Transferor Percentage for Asset Pool One Finance Charge Collections with respect to such Monthly Period and (ii) the Asset Pool One Finance Charge Collections and earnings on amounts on deposit in the Collection Account and the Excess Funding Account with respect to such Monthly Period. If so specified in any Indenture Supplement, such amounts may be applied to cover certain shortfalls in the amount of investment earnings on investments of funds in certain Supplemental Bank Accounts.

                  (b) The Servicer shall allocate to the holders of the Transferor Interest in Asset Pool One an amount equal to the product of (i) the Asset Pool One Transferor Percentage

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

for the Asset Pool One Default Amount with respect to such Monthly Period and
(ii) the Asset Pool One Default Amount with respect to such Monthly Period.

                  (c) The Servicer shall allocate to the holders of the Transferor Interest in Asset Pool One an amount equal to the product of (i) Asset Pool One Transferor Percentage with respect to such Monthly Period and
(ii) the Asset Pool One Servicing Fee with respect to such Monthly Period.

                  (d) Unless otherwise stated in any Indenture Supplement, the Servicer shall allocate to the holders of the Transferor Interest in Asset Pool One an amount equal to the product of (i) the Asset Pool One Transferor Percentage for Asset Pool One Principal Collections with respect to such Monthly Period and (ii) the Asset Pool One Principal Collections with respect to such Monthly Period; provided, however, that amounts payable to the holders of the Transferor Interest pursuant to this subsection 3.8(d) shall instead be deposited in the Excess Funding Account to the extent that (i) the Asset Pool One Transferor Amount is, or as a result of such payment would become less than the Asset Pool One Required Transferor Amount or (ii) the Asset Pool One Pool Balance is, or as a result of such payment would become, less than the Asset Pool One Minimum Pool Balance.

                  Section 3.9 Transfer of Defaulted Accounts. Unless otherwise provided in any Indenture Supplement, in consideration of receiving Recoveries as provided in subsection 3.11(a) hereof, on the date on which an Asset Pool One Account becomes a Defaulted Account, the Collateral Agent shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the applicable Transferor, without recourse, representation, or warranty, all the right, title and interest of the Collateral Agent in and to the Asset Pool One Receivables in such Defaulted Account, all monies due or to become due with respect thereto, all proceeds thereof allocable to Asset Pool One with respect to such Asset Pool One Receivables, excluding Recoveries in respect of Asset Pool One Defaulted Accounts relating thereto, which shall remain a part of the Collateral.

                  Section 3.10 Adjustments for Miscellaneous Credits and Fraudulent Charges.

                  (a) The Servicer shall be obligated to reduce on a net basis for each Monthly Period the aggregate amount of Asset Pool One Principal Receivables (a "Credit Adjustment") with respect to any Asset Pool One Principal Receivable (i) which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which is reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which was created as a result of a fraudulent or counterfeit charge.

                  In the event that the inclusion of the amount of a Credit Adjustment in (x) the calculation of the Asset Pool One Transferor Amount would cause the Asset Pool One Transferor Amount to be an amount less than the Asset Pool One Required Transferor Amount or (y) the calculation of the Asset Pool One Pool Balance would cause the Asset Pool One Pool Balance to be an amount less than the Asset Pool One Minimum Pool Balance, the applicable Transferor shall make a deposit, no later than (a) the First Note Transfer Date following the Monthly Period with respect to which such Credit Adjustment occurs or (b) in the event of a Servicer Rating Event, 10 Business Days after the inclusion of the Credit Adjustment that caused the Asset Pool One Transferor Amount to be less than the Asset Pool One Required Transferor Amount or the Asset Pool One Pool Balance to be less than the Asset Pool One Minimum Pool Balance, into the Excess Funding Account for Asset Pool One in immediately available funds in an amount equal to the greater of the amount by which (i) the Asset Pool One Transferor Amount would be less than the Asset Pool One Required Transferor Amount or (ii) the Asset Pool One Pool Balance would be an amount less than the Asset Pool One Minimum Pool Balance, due to Credit Adjustments with respect to Asset Pool One Receivables conveyed by such Transferor (each such deposit, an "Adjustment Payment").

                  (b) If (i) the Servicer makes a deposit into the Collection Account for Asset Pool One in respect of a Collection of an Asset Pool One Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection for Asset Pool One and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account for Asset Pool One to reflect such dishonored check or mistake. Any Asset Pool One Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this paragraph, adjustments made pursuant to this Section shall not require any change in any report previously delivered.

                  Section 3.11 Recoveries and Interchange.
                               --------------------------

                  (a) Recoveries. On or prior to the second Business Day following the end of each Monthly Period, the Transferor shall notify the Servicer of the amount of Recoveries in respect of Asset Pool One Defaulted Accounts to be included as Collections for Asset Pool One with respect to the preceding Monthly Period. On the First Note Transfer Date following the applicable Monthly Period, the Transferor shall pay to the Servicer and the Servicer shall deposit into the Collection Account for Asset Pool One, in immediately available funds, the amount of Recoveries in respect of Asset Pool One Defaulted Accounts to be so included as Collections for Asset Pool One with respect to the preceding Monthly Period; provided, however, that such deposit need be made only to the extent that such funds are required to be retained in the applicable Bank Accounts for the benefit of any Series, Class or Tranche of Asset Pool One Notes pursuant to the provisions of this Article III of this Asset Pool One Supplement or any applicable Indenture Supplement and any such amount that is not so deposited shall be paid to the applicable Transferor.

                  (b) Interchange. On or prior to the second Business Day following the end of each Monthly Period, each Account Owner shall notify the Servicer of the Interchange Amount, if any, which is required to be included as Asset Pool One Finance Charge Collections with respect to the preceding Monthly Period. On the First Note Transfer Date following the applicable Monthly Period, each Account Owner shall pay to the Servicer and the Servicer shall deposit into the Collection Account, in immediately available funds, the Interchange Amount to be so included as Asset Pool One Finance Charge Collections with respect to the preceding Monthly Period; provided, however, that such deposit need be made only to the extent that such funds are required to be retained in the applicable Bank Accounts for the benefit of any Series, Class or Tranche of Asset Pool One Notes pursuant to the provisions of this Article III of this Asset Pool One Supplement or any applicable Indenture Supplement and any such amount that is not so deposited shall be paid to the applicable Transferor.

                  Section 3.12   Reallocation Groups.

                  Asset Pool One Finance Charge Collections and other specified amounts allocated to each Series of Asset Pool One Notes in the same Reallocation Group shall be reallocated to cover interest and other expenses related to each Series of Asset Pool One Notes in such Reallocation Group as specified in each related Indenture Supplement. The reallocation provisions of the Indenture Supplement for each Series of Asset Pool One Notes in the same Reallocation Group are required to be identical in all material respects.

                  Section 3.13 Designation of Remaining Principal Shortfalls. On each Determination Date, the Servicer shall determine with respect to the prior Monthly Period whether there is a Remaining Series Available Principal Collections Shortfall for any Series of Asset Pool One Notes after application of Shared Excess Available Principal Collections for the benefit of such Series of Notes for such Monthly Period. The Servicer shall determine the aggregate amount of such Remaining Series Available Principal Collections Shortfalls for all Series of Asset Pool One Notes for such Monthly Period and shall propose, with respect to each Asset Pool One Collateral Certificate, a principal shortfall amount (the "Proposed Principal Shortfall Amount") for such Monthly Period. The sum of all such Proposed Principal Shortfall Amounts shall equal the aggregate amount of such Remaining Series Available Principal Collections Shortfalls for such Monthly Period. In determining the Proposed Principal Shortfall Amount for each Asset Pool One Collateral Certificate, the Servicer agrees to determine such amount in a manner that shall maximize the amount of payments received from Asset Pool One Collateral Certificates in respect of Proposed Principal Shortfalls Amounts.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                              THE COLLATERAL AGENT

                  Section 4.1 Certain Duties and Responsibilities.
                              -----------------------------------

                  (a) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Asset Pool One Supplement with respect to the Asset Pool One Notes of any Series, Classes or Tranche, and no implied covenants or obligations will be read into this Asset Pool One Supplement against the Collateral Agent.

                  (b) The Collateral Agent hereby agrees that it shall hold all Collateral Certificates designated for inclusion in Asset Pool One in the State of New York and shall give written notice to the Owner Trustee, the Indenture Trustee and the Servicer before relocating any Collateral Certificate.

                  (c) In the absence of bad faith on its part, the Collateral Agent may, with respect to Notes of any Series, Class or Tranche secured by Asset Pool One, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent and conforming to the requirements of the Indenture, this Asset Pool One Supplement or the related Indenture Supplement, as applicable, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Collateral Agent, the Collateral Agent will be under a duty to examine the same to determine whether or not they conform to the requirements of this Asset Pool One Supplement but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

                  (d) In case an Event of Default with respect to any Series, Class or Tranche of Asset Pool One Notes has occurred and is continuing, the Collateral Agent will exercise with respect to the Asset Pool One Notes of such Series, Class or Tranche secured by Asset Pool One such of the rights and powers vested in it by this Asset Pool One Supplement, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (e) No provision of this Asset Pool One Supplement will be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i) this clause (e) will not be construed to limit the effect of subsection (a) of this Section;

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

                          (ii) the Collateral Agent will not be liable for any error of judgment made in good faith by a Collateral Agent Authorized Officer, unless it will be proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

                          (iii) the Collateral Agent will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Indenture Trustee or Holders of more than 662/3% of the Outstanding Dollar Principal Amount of any Series, Class or Tranche secured by Asset Pool One relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any trust or power conferred upon the Collateral Agent, under this Asset Pool One Supplement with respect to the Asset Pool One Notes of such Series, Class or Tranche; and

                          (iv) no provision of this Asset Pool One Supplement will require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Collateral Agent against such risk or liability is not reasonably assured to it.

                      (f) Whether or not therein expressly so provided, every provision of this Asset Pool One Supplement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent will be subject to the provisions of this Section.

                      Section 4.2 Certain Rights of the Collateral Agent. Except as otherwise provided in Section 4.1:

                      (a) the Collateral Agent may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (b) whenever in the performance of its duties under this Asset Pool One Supplement the Collateral Agent will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Collateral Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                      (c) the Collateral Agent may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                          (d) the Collateral Agent will be under no obligation
to exercise any of the rights or powers vested in it by this Asset Pool One Supplement at the request or direction of the Indenture Trustee or any of the Asset Pool One Noteholders pursuant to this Asset Pool One Supplement, unless the Indenture Trustee or such Asset Pool One Noteholders shall have offered to the Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                          (e) the Collateral Agent will not be bound to make any
investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

                          (f) the Collateral Agent may execute any of the trusts
or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Collateral Agent will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                          (g) the Collateral Agent will not be responsible for
filing any financing statements or continuation statements in connection with the Collateral, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

                          Section 4.3 Not Responsible for Recitals or Issuance
of Notes. The recitals contained herein and in the Asset Pool One Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity or sufficiency of this Asset Pool One Supplement or of the Asset Pool One Notes. The Collateral Agent will not be accountable for the use or application by the Issuer of Asset Pool One Notes or the proceeds thereof.

                          Section 4.4 May Hold Notes. The Collateral Agent, in
its individual or any other capacity, may become the owner or pledgee of Asset Pool One Notes and, subject to Sections 4.7 and 4.12, may otherwise deal with the Issuer with the same rights it would have if it were not Collateral Agent.

                          Section 4.5 Money Held in Trust. Money held by the
Collateral Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

                          Section 4.6 Compensation and Reimbursement; Limit on
Compensation, Reimbursement and Indemnity.

                          (a) The Issuer agrees:

                              (i)   to pay to the Collateral Agent from time to
     time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                              (ii)  except as otherwise expressly provided
     herein, to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of this Asset Pool One Supplement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                              (iii) to indemnify the Collateral Agent for, and
     to hold it harmless against, any and all loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

The Collateral Agent will have no recourse to (x) any asset of the Issuer other than funds available pursuant to the Indenture, the relevant Indenture Supplement, or this Asset Pool One Supplement and any such recourse shall be subordinate to the payment obligations on the Asset Pool One Notes, or to (y) any Person other than the Transferor, the Servicer or the Issuer.

                          (b) This Section will survive the termination of this
Asset Pool One Supplement and the resignation or replacement of the Collateral Agent under Section 4.9.

                          Section 4.7 Disqualification; Conflicting Interests.
If the Collateral Agent has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Collateral Agent will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture

Act and this Asset Pool One Supplement. Nothing herein will prevent the Collateral Agent from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

              Section 4.8 Corporate Collateral Agent Required; Eligibility. There will at all times be a Collateral Agent hereunder with respect to each Series, Class or Tranche of Asset Pool One Notes which will be either a bank or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, and having a rating of at least "BBB-" by Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Collateral Agent. If at any time the Collateral Agent with respect to any Series, Class or Tranche of Asset Pool One Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

              Section 4.9 Resignation and Removal; Appointment of Successor.

              (a) No resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Collateral Agent under Section 4.10.

              (b) The Collateral Agent may resign with respect to any Series, Class or Tranche of Asset Pool One Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Collateral Agent shall not have been delivered to the Collateral Agent within 30 days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

              (c) The Collateral Agent may be removed with respect to any Series, Class or Tranche of Asset Pool One Notes at any time by Act of the Majority Holders of that Series, Class or Tranche of Asset Pool One Notes delivered to the Collateral Agent on behalf of the Indenture Trustee and the Issuer.

              (d)   If at any time:

                    (i) the Collateral Agent fails to comply with Section 310(b) of the Trust Indenture Act with respect to any Series, Class or Tranche of Notes after written request therefor by the Issuer or by any Asset Pool One Noteholder who has been a bona fide Holder of an Asset Pool One Note of that Series, Class or Tranche for at least 6 months, or

                    (ii)  the Collateral Agent ceases to be eligible under
         Section 4.8 with respect to any Series, Class or Tranche of Asset Pool One Notes and fails to resign after written request therefor by the Issuer or by any such Asset Pool One Noteholder, or

                    (iii) the Collateral Agent becomes incapable of acting with respect to any Series, Class or Tranche of Asset Pool One Notes, or

                    (iv) the Collateral Agent is adjudged bankrupt or insolvent or a receiver of the Collateral Agent or of its property is appointed or any public officer takes charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Collateral Agent or (B) subject to Section 6.17 of the Indenture, any Asset Pool One Noteholder who has been a bona fide Holder of an Asset Pool One Note of such Series, Class and Tranche for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Collateral Agent with respect to such Series, Class or Tranche and the appointment of a successor Collateral Agent with respect to such Series, Class or Tranche, or, in the case of clause (iv), with respect to all Series, Classes and Tranches.

              (e) If the Collateral Agent resigns, is removed or becomes incapable of acting with respect to Asset Pool One, or if a vacancy shall occur in the office of the Collateral Agent with respect to Asset Pool One for any cause, the Issuer shall promptly appoint a successor Collateral Agent for Asset Pool One. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Collateral Agent with respect to Asset Pool One is appointed by Act of the Majority Holders of the Asset Pool One Notes delivered to the Issuer and the retiring Collateral Agent, the successor Collateral Agent so appointed will, forthwith upon its acceptance of such appointment, become the successor Collateral Agent with respect to Asset Pool One and supersede the successor Collateral Agent appointed by the Issuer with respect to Asset Pool One. If no successor Collateral Agent with respect to the Asset Pool One Notes shall have been so appointed by the Issuer or the Asset Pool One Noteholders and accepted appointment in the manner hereinafter provided, any Asset Pool One Noteholder who has been a bona fide Holder of an Asset Pool One Note for at least 6 months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Collateral Agent with respect to Asset Pool One.

              (f) The Issuer shall give written notice of each resignation and each removal of the Collateral Agent with respect to Asset Pool One and each appointment of a successor Collateral Agent with respect to Asset Pool One provided in Section 1.06 of the Indenture and to each Note Rating Agency. To facilitate delivery of such notice, upon request by the Issuer, the Note Registrar shall provide to the Issuer a list of the relevant registered Noteholders. Each notice will include the name of the successor Collateral Agent and the address of its principal Corporate Trust Office.

              Section 4.10 Acceptance of Appointment by Successor. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the predecessor Collateral Agent an instrument accepting such appointment, with a copy to the Note Rating Agencies, and thereupon the resignation or removal of the predecessor Collateral Agent will become effective with respect to Asset Pool One, and such successor Collateral Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Collateral Agent; but, on request of the Issuer or the successor Collateral Agent, such predecessor Collateral Agent shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Collateral Agent all the rights, powers and trusts of the predecessor Collateral Agent, and will duly assign, transfer and deliver to such successor Collateral Agent all property and money held by such predecessor Collateral Agent hereunder, subject nevertheless to its lien, if any, provided for in Section 4.6. Upon request of any such successor Collateral Agent, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Collateral Agent all such rights, powers and trusts.

              No successor Collateral Agent will accept its appointment unless at the time of such acceptance such successor Collateral Agent will be qualified and eligible with respect to Asset Pool One under this Article.

              Section 4.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Collateral Agent, will be the successor of the Collateral Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Collateral Agent shall give prompt written notice of such merger, conversion, consolidation or succession to the Note Rating Agencies. In addition, upon such merger, conversion, consolidation or succession the Collateral Agent shall give written notice to the Servicer, the Owner Trustee and the Indenture Trustee of any change of address of the surviving entity and stating where the Collateral Certificates are to be held.

              Section 4.12 Preferential Collection of Claims Against Issuer. If and when the Collateral Agent shall be or become a creditor of the Issuer (or any other obligor upon the Asset Pool One Notes), the Collateral Agent will be subject to the provisions of Section 311 of the Trust Indenture Act. A Collateral Agent who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

              Section 4.13 Representations and Covenants of the Collateral Agent. The Collateral Agent represents, warrants and covenants that:

                    (i) The Collateral Agent is a national banking association duly organized and validly existing under the laws of the United States of America;

                    (ii) The Collateral Agent has full power and authority to deliver and perform this Asset Pool One Supplement and has taken all necessary action to authorize the execution, delivery and performance by it of this Asset Pool One Supplement and other documents to which it is a party; and

                    (iii) Each of this Asset Pool One Supplement and the other documents to which it is a party has been duly executed and delivered by the Collateral Agent and constitutes legal, valid and binding obligation of the Collateral Agent in accordance with its terms.

              Section 4.14 Custody of Asset Pool One Collateral Certificates and Collateral. Each Asset Pool One Collateral Certificate, including the Initial Collateral Certificate, shall be registered in the name of and shall be delivered to and held by the Collateral Agent separate and apart from all other property held by such Collateral Agent. The Collateral Agent shall hold the Collateral that constitutes Permitted Investments separate from, and shall not commingle such Collateral with, any and all other funds or property of the Issuer or the Indenture Trustee.

              Section 4.15 Collateral Agent's Application for Instructions from the Issuer. Any application by the Collateral Agent for written instructions from the Issuer may, at the option of the Collateral Agent, set forth in writing any action proposed to be taken or omitted by the Collateral Agent under and in accordance with this Asset Pool One Supplement and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 4.15. The Collateral Agent shall not be liable for any action taken by, or omission of, the Collateral Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than 5 Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the

Collateral Agent shall have received written instructions in response to such application specifying the action be taken or omitted.

              Section 4.16 Events of Default and Remedies; Reports of Indenture Trustee; Reports to Issuer.

              (a) The Collateral Agent shall promptly give notice to the Indenture Trustee and the Issuer upon the occurrence of any of the Events of Default set forth in Section 6.01 of the Indenture of which it has knowledge, including, without limitation, any "Notice of Default" pursuant to subsection 6.10(c) (unless it has received notice of any such Event of Default by the Indenture Trustee).

              (b) The Collateral Agent agrees to perform its obligations and, in its discretion, exercise the rights of, and pursue remedies on behalf of, the Secured Parties pursuant to Article VI of the Indenture.

              (c) The Collateral Agent agrees to provide in a timely fashion to the Indenture Trustee the information applicable to the Collateral Agent and the Collateral required to be included in the reports of the Indenture Trustee pursuant to the Indenture or any Indenture Supplement, including, without limitation, pursuant to Sections 8.03 and 8.06 of the Indenture.

              (d) The Collateral Agent shall report to the Issuer or the Indenture Trustee, as applicable, with respect to the amounts on deposit in each of the Bank Accounts, and the identity of the investments included therein and the amount of earnings thereon, as the Issuer or the Indenture Trustee reasonably may request from time to time.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                          BANK ACCOUNTS AND INVESTMENTS

         Section 5.1   Bank Accounts.
                       -------------

         (a)   Bank Accounts; Deposits to and Distributions from Bank Accounts.
               ---------------------------------------------------------------

               (i) On or before the date hereof the Issuer shall cause to be established and maintained for Asset Pool One, one or more Qualified Bank Accounts (each such account, a "Collection Account" and collectively, the "Collection Accounts") in the name of the Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Collateral Agent, the Indenture Trustee and the applicable Asset Pool One Noteholders. All collections received pursuant to
     Section 3.1 shall be deposited into the Collection Account. From time to time in connection with the issuance of a Series, Class or Tranche of Notes, the Indenture Trustee may cause the Collateral Agent to establish one or more Qualified Bank Accounts denominated as "Supplemental Bank Accounts" in the name of the Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Collateral Agent, the Indenture Trustee and the applicable Asset Pool One Noteholders. The Collection Account and any Supplemental Bank Account shall be under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Agent for the benefit of the Collateral Agent, the Indenture Trustee and the applicable Asset Pool One Noteholders. If, at any time, the institution holding the Collection Account or any Supplemental Bank Account ceases to be a Qualified Institution, the Issuer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent in writing) establish a new Collection Account or Supplemental Bank Account, as applicable, that is a Qualified Bank Account and shall transfer any cash and/or investments from such Collection Account or Supplemental Bank Account, as applicable, to such new Collection Account or Supplemental Bank Account, as applicable. From the date each such new Collection Account is established, it shall be the "Collection Account." From the date each such new Supplemental Bank Account is established, it shall be a "Supplemental Bank Account." Any Supplemental Bank Account will receive deposits as set forth herein, in the Indenture and in the applicable Indenture Supplement.

               (ii) On or before the date hereof, the Issuer shall cause to be established and maintained for Asset Pool One, one or more Qualified Bank Accounts (each such account, an "Excess Funding Account" and collectively, the "Excess Funding Accounts") in the name of the Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Collateral Agent, the

     Indenture Trustee and the Asset Pool One Noteholders. Principal Collections allocated to Asset Pool One that would otherwise be paid to the holders of the Transferor Interest or that the applicable Indenture Supplement specifies are to be deposited in the Excess Funding Account, shall be deposited in the Excess Funding Account, if, after giving effect to reinvestment in new Collateral on that day the Asset Pool One Transferor Amount is not greater than or equal to the Asset Pool One Required Transferor Amount or the Asset Pool One Pool Balance is not greater than or equal to the Asset Pool One Minimum Pool Balance. Each Excess Funding Account shall be under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Agent for the benefit of the Collateral Agent, the Indenture Trustee and the Asset Pool One Noteholders. If, at any time, the institution holding any Excess Funding Account ceases to be a Qualified Institution, the Issuer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent in writing) establish a new Excess Funding Account that is a Qualified Bank Account and shall transfer any cash and/or investments to such new Excess Funding Account. From the date each such new Excess Funding Account is established, it shall be an "Excess Funding Account."

         (b) All payments to be made from time to time by or on behalf of the Indenture Trustee to Asset Pool One Noteholders out of funds in the Bank Accounts pursuant to this Asset Pool One Supplement, the Indenture and any Indenture Supplement will be made by the Collateral Agent to the Indenture Trustee or on behalf of the Indenture Trustee directly to the Paying Agent not later than 1:00 p.m. New York City time on the applicable Payment Date or earlier, if necessary, or as otherwise provided in the applicable Indenture Supplement but only to the extent of available funds in the applicable Bank Account or Sub-Account.

         Section 5.2  Investment of Funds in the Bank Accounts.
                      ----------------------------------------

         (a) Funds on deposit in the Bank Accounts shall (unless otherwise stated in the applicable Indenture Supplement) be invested and reinvested by the Collateral Agent acting on behalf of the Indenture Trustee at the written direction of the Issuer in one or more Permitted Investments. Absent such written direction, the Collateral Agent shall invest the funds in the Permitted Investments described in clause (a)(v) of the definition thereof. The Issuer may authorize the Indenture Trustee to direct the Collateral Agent to make specific investments pursuant to written instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Collateral Agent in any of the Bank Accounts will be invested in Permitted Investments that will mature in each case no later than the date on which such funds in the Bank Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to the Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Principal Payment Date or Interest Payment Date (as each such term is defined in the Indenture)).

         (b) All funds deposited from time to time in the Bank Accounts pursuant to the Indenture and all investments made with such funds will be held by the Collateral Agent in the Bank Accounts as part of the Collateral as herein provided, subject to withdrawal by the Collateral Agent or the Indenture Trustee for the purposes set forth in the Indenture.

         (c) Funds and other property in any of the Bank Accounts will not be commingled with any other funds or property of the Issuer, the Indenture Trustee or the related Collateral Agent.

         (d) The Servicer shall not give direction to dispose of a Permitted Investment and no Permitted Investment shall be disposed of prior to its maturity if such disposal results in a loss.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1 No Petition. The Collateral Agent, by entering into this Asset Pool One Supplement, each Derivative Counterparty, by designating that the obligations of the Issuer pursuant to the applicable Derivative Agreement are secured by the Collateral, each Supplemental Credit Enhancement Provider or Supplemental Liquidity Provider, as applicable, by designating that the obligations of the Issuer pursuant to the applicable Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement are secured by the Collateral, and each Asset Pool One Noteholder, by accepting a Note, agrees, to the fullest extent permitted by applicable law, that it will not at any time institute against First USA, any Master Trust or the Issuer, or join in any institution against First USA, any Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Asset Pool One Notes, the Indenture, any Derivative Agreement, any Supplemental Credit Enhancement Agreement and any Supplemental Liquidity Agreement.

         Section 6.2 Actions by the Issuer. All action to be taken by the Issuer under this Asset Pool One Supplement shall be taken by the Administrator on behalf of the Issuer and all notices to be given and/or received by the Issuer under this Asset Pool One Supplement shall be given and received by the Administrator.

         Section 6.3  Limitations on Liability.

         (a)   It is expressly understood and agreed by the parties hereto that
(i) this Asset Pool One Supplement is executed and delivered by each Transferor not individually or personally but solely as Beneficiary under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by any Transferor but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on any Transferor individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to the Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will any Transferor be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Asset Pool One Supplement or any related documents.

         (b) None of the Collateral Agent, the Indenture Trustee, the Owner Trustee, First USA or any other Beneficiary of the Issuer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Asset Pool One Supplement, and recourse may be had solely to the Collateral pledged to secure the Asset Pool One Notes under this Asset Pool One Supplement.

         Section 6.4 Termination of Issuer. The Issuer and the respective obligations and responsibilities of the Collateral Agent created hereby shall terminate as provided in the Trust Agreement.

         Section 6.5 Termination Distributions. Upon the termination of the Issuer pursuant to the terms of the Trust Agreement, the Collateral Agent shall release, assign and convey to the applicable Transferor or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral securing Asset Pool One, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Bank Account) and all proceeds thereof. The Collateral Agent shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by any Transferor, to vest in such Transferor, as Beneficiary under the Trust Agreement, or any of its designees all right, title and interest which the Collateral Agent had in and to the Collateral and such other property securing Asset Pool One.

         Section 6.6 Derivative Counterparty, Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider as Third-Party Beneficiary. Each Derivative Counterparty, Supplemental Credit Enhancement Provider and Supplemental Liquidity Provider is a third-party beneficiary of this Asset Pool One Supplement to the extent specified in the applicable Derivative Agreement, Supplemental Credit Enhancement Agreement, Supplemental Liquidity Agreement or Indenture Supplement.

         Section 6.7 Amendments. Except as expressly set forth in Article IX of the Indenture, this Asset Pool One Supplement may not be amended, supplemented or modified.

                               [END OF ARTICLE VI]

         IN WITNESS WHEREOF, the parties hereto have caused this Asset Pool One Supplement to be duly executed as of the day and year first above written.

                                      BANK ONE ISSUANCE TRUST,

                                      By: FIRST USA BANK, NATIONAL ASSOCIATION,
                                          as Beneficiary and not in its
                                          individual capacity


                                      By: /s/ Stephen R. Etherington
                                          --------------------------------------
                                          Name:  Stephen R. Etherington
                                          Title: First Vice President


                                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                 ASSOCIATION, as Indenture Trustee and
                                      Collateral Agent and not in its individual capacity


                                      By:   /s/ Jennifer C. Davis
                                          --------------------------------------
                                          Name:  Jennifer C. Davis
                                          Title: Assistant Vice President

Acknowledged and Accepted:

FIRST USA BANK,
NATIONAL ASSOCIATION,
as Transferor, Servicer and Administrator


By:  /s/ Stephen R. Etherington
    ------------------------------------------------
     Name:  Stephen R. Etherington
     Title: First Vice President

                                                                       Exhibit A
                                                                       ---------

                                                                       Exhibit B
                                                                       ---------

            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS
                           INCLUDED IN ASSET POOL ONE
       (as required by section 2.4(c)(v) of the Asset Pool One Supplement)


         ASSIGNMENT No. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS INCLUDED IN ASSET POOL ONE (this "Assignment"), dated as of _____________,1 by and between BANK ONE ISSUANCE TRUST (the "Trust") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("Wells Fargo") as collateral Agent (the "Collateral Agent"), pursuant to the Asset Pool One Supplement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Trust and Wells Fargo, as Collateral Agent and Indenture Trustee, are parties to the Asset Pool One Supplement, dated as of May 1, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Asset Pool One Supplement");

         WHEREAS, pursuant to the Asset Pool One Supplement, the Trust wishes to designate Additional Accounts to be included as Asset Pool One Accounts and to pledge hereby the Receivables of such Additional Accounts (as each such term is defined in the Asset Pool One Supplement), whether now existing or hereafter created, to the Collateral Agent to be included as Asset Pool One Receivables; and

         WHEREAS, the Collateral Agent, on behalf of and for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, is willing to accept such designation and pledge subject to the terms and conditions hereof;

         NOW, THEREFORE, the Trust and the Collateral Agent hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Asset Pool One Supplement unless otherwise defined herein.

______________________

   1     To be dated as of the applicable Addition Date.

         "Addition Cut Off Date" shall mean, with respect to the Additional Accounts designated hereby, ______________, ____.

         "Addition Date" shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto, ____________, ____.

         "Notice Date" shall mean, with respect to the Additional Accounts designated on Schedule 1 hereto,____ ___, ___ (which shall be a date on or prior to the third Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.4(a) of the Asset Pool One Supplement and the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.4(b) of the Asset Pool One Supplement).

         2. Designation of Additional Accounts. The Trust shall deliver to the Collateral Agent not later than five Business Days after the Addition Date a computer file containing a true and complete list of each VISA(R) and MasterCard(R) account, which as of the Addition Date shall be deemed to be an Additional Asset Pool One Account, such accounts being identified by account number and by the amount of Receivables in such Account as of the close of business on the related Addition Cut Off Date, which shall be marked as Schedule 1 to this Assignment. Such list shall be delivered not later than five Business Days after the date of this Assignment and, as of the Addition Date, shall be incorporated into and made a part of the Asset Pool One Supplement.

         3. Pledge of Receivables. (a) The Trust does hereby grant to the Collateral Agent, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables of such Additional Asset Pool One Accounts existing at the close of business on the Addition Date and thereafter created from time to time until the termination of the Trust, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. The foregoing does not constitute and is not intended to result in the creation or assumption by the Collateral Agent of any obligation of the Trust or any other Person in connection with the Asset Pool One Accounts, the Asset Pool One Receivables or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers. This Assignment constitutes a security agreement under the UCC.

         (b) If necessary, the Trust agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Asset Pool One Receivables in Additional Asset Pool One Accounts existing on the Addition Cut Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of its interest in such Asset Pool One Receivables to the Collateral Agent, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Collateral Agent on or prior to the Addition Date. The Collateral Agent shall be under no obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such sale and assignment.

             (c) In connection with such transfers, the Trust further agrees, at its own expense, on or prior to the date of this Assignment, to indicate in the appropriate computer files that Receivables created in connection with the Additional Asset Pool One Accounts and designated hereby have been pledged to the Collateral Agent pursuant to this Assignment for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

             (d) It is the intention of the parties hereto that all pledges of Receivables to the Collateral Agent pursuant to this Assignment be subject to, and be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be pledged, in whole or in part, by the Trust pursuant to this Assignment shall be deemed to no longer be the property, assets or rights of the Trust. The parties hereto acknowledge and agree that each such transfer is occurring in connection with a "securitization transaction" within the meaning of the Delaware Act.

             4. Acceptance by Collateral Agent. The Collateral Agent hereby acknowledges its acceptance of all right, title and interest in and to the Receivables in the Additional Asset Pool One Accounts now existing and hereafter created, pledged to the Collateral Agent pursuant to Section 3(a) of this Assignment and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity.

             5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Collateral Agent, as the Addition Date, that:

             (a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under subsection 2.12(c) of the Transfer and Servicing Agreement shall have been satisfied and all of the representations and warranties set forth under subsection

     2.04(a) of the Transfer and Servicing Agreement to be made on each Addition Date shall be true and correct in all material respects on such Addition Date;

            (b) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

            (c) Eligibility of Accounts. As of the Addition Cut Off Date, each Additional Account designated hereby is an Eligible Account;

            (d) Insolvency. As of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof;

            (e) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect;

            (f) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound;

            (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

            (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

            6. Amendment of the Asset Pool One Supplement. The Asset Pool One Supplement is hereby amended to provide that all references therein to the "Asset Pool One Supplement," to "this Asset Pool One Supplement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Asset Pool One Supplement as supplemented by this Assignment. All references therein to Additional Asset Pool One Accounts shall be deemed to include the Additional Accounts designated hereby and all references therein to Asset Pool One Receivables shall be deemed to include the Receivables pledged hereby. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Pool One Supplement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Asset Pool One Supplement.

            7. Counterparts. This Assignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

            8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            9. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee, acting of the Trust, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust, and the Collateral Agent have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                           BANK ONE ISSUANCE TRUST

                                           By:  WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                                but solely as Owner Trustee
                                                on behalf of the Trust


                                           By:__________________________________
                                              Name:
                                              Title:


                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Collateral Agent

                                           By:__________________________________
                                              Name:
                                              Title:

                                                       Schedule 1 (to Exhibit B)
                                                       -------------------------

                   LIST OF ADDITIONAL ASSET POOL ONE ACCOUNTS
                   ------------------------------------------

                                                       Schedule 2 (to Exhibit B)
                                                       -------------------------

                             Bank One Issuance Trust
                              Officer's Certificate

            ____________________, a duly authorized officer of Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee") for the Bank One Issuance Trust (the "Trust"), hereby certifies and acknowledges on behalf of the Trust that to the best of [her/his] knowledge the following statements are true on ____ ____, ___ (the "Addition Date"), and acknowledges on behalf of the Trust that this Officer's Certificate will be relied upon by Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as collateral agent (the "Collateral Agent") in connection with the Collateral Agent entering into Assignment No. ____ of Receivables in Additional Accounts, dated as of the related Addition Date (the "Assignment"), by and between the Trust and the Collateral Agent, in connection with the Asset Pool One Supplement, dated as of May 1, 2002 (as heretofore supplemented and amended, the "Asset Pool One Supplement"), by and between the Trust and Wells Fargo as Indenture Trustee and Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Trust that:

            (a) Conditions Precedent. All of the requirements for the addition of Accounts set forth under Section 2.4(c) of the Asset Pool One Supplement shall have been satisfied in all material respects on the Addition Date;

            (b) Delivery of Assignment. On or prior to the Addition Date, (i) the Trust has delivered to the Collateral Agent the Assignment (including an acceptance by the Collateral Agent for the benefit of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity), (ii) the Trust has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been transferred to the Collateral Agent and (iii) the Trust shall deliver to the Collateral Agent a computer file containing a true and complete list of all Additional Accounts identified by account number and the aggregate amount of the Receivables in such Additional Accounts as of the related Addition Cut Off Date, which computer file shall be as of the date of such Assignment, incorporated into and made a part of such Assignment and the Asset Pool One Supplement.

            (c) Legal, Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insol-vency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

            (d) Eligibility of Accounts. As of the Addition Cut Off Date, each Additional Account designated hereby is an Eligible Account.

            (e) Insolvency. As of each of the Addition Cut Off Date and the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Accounts to the Collateral Agent has not been made in contemplation of the occurrence thereof.

            (f) No Adverse Effect. The acquisition by the Collateral Agent of the Receivables arising in the Additional Accounts shall not, in the reasonable belief of the Trust, result in an Adverse Effect.

            (g) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound.

            (h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment.

            (i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

            Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

            IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of
________ ____.

                                           BANK ONE ISSUANCE TRUST

                                           By:  WILMINGTON TRUST COMPANY,
                                                not in its individual capacity
                                           but solely as Owner Trustee on behalf
                                           of the Trust

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                       Exhibit C
                                                                       ---------

           FORM OF ASSIGNMENT OF AN ADDITIONAL COLLATERAL CERTIFICATE
                           INCLUDED IN ASSET POOL ONE
      (as required by section 2.4(c)(vi) of the Asset Pool One Supplement)


            ASSIGNMENT No. __ OF AN ADDITIONAL COLLATERAL CERTIFICATE INCLUDED IN ASSET POOL ONE (this "Assignment") dated as of _____________,2 by and between BANK ONE ISSUANCE TRUST (the "Trust") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("Wells Fargo") as collateral agent (the "Collateral Agent"), pursuant to the Asset Pool One Supplement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Trust and Wells Fargo, as Collateral Agent and Indenture Trustee, are parties to the Asset Pool One Supplement, dated as of May 1, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Asset Pool One Supplement");

            WHEREAS, pursuant to subsection 2.4(a) or 2.4(b) of the Asset Pool One Supplement, the Trust wishes to designate an Additional Collateral Certificate to be included as an Asset Pool One Collateral Certificate and to pledge hereby such Additional Collateral Certificate to the Collateral Agent; and

            WHEREAS, the Collateral Agent, on behalf of and for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, is willing to accept such designation and pledge subject to the terms and conditions hereof;

            NOW, THEREFORE, the Trust and the Collateral Agent agree as follows:

            1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Asset Pool One Supplement unless otherwise defined herein.

            "Addition Date" shall mean, with respect to the Additional Collateral Certificate designated on Schedule 1 hereto, ____________, ____.

-----------
    2   To be dated as of the applicable Addition Date.

            "Notice Date" shall mean, with respect to the Additional Collateral Certificate designated on Schedule 1 hereto, _____ __, ___ (which shall be a date on or prior to the third Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.4(a) of the Asset Pool One Supplement and the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.4(b) of the Asset Pool One Supplement).

            2. Pledge of Additional Collateral Certificates. (a) The Trust does hereby grant to the Collateral Agent, for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Additional Collateral Certificate. The foregoing does not constitute and is not intended to result in the creation or assumption by the Collateral Agent of any obligation of the Trust or any other Person in connection with the Additional Collateral Certificate or under any agreement or instrument relating thereto, including any obligation to Obligors, merchant banks, merchants clearance systems, VISA, MasterCard or insurers. This Assignment constitutes a security agreement under the UCC.

            (b) If necessary, the Trust agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Additional Collateral Certificate meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the assignment of its interest in such Additional Collateral Certificate to the Collateral Agent, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to the Collateral Agent on or prior to the Addition Date. Neither the Indenture Trustee or the Collateral Agent shall be under any obligation whatsoever to file such financing or continuation statements or to make any filing under the UCC in connection with such assignment.

            (c) It is the intention of the parties hereto that all pledges of Additional Collateral Certificates to the Collateral Agent pursuant to this Assignment be subject to, and be treated in accordance with, the Delaware Act and each of the parties hereto agrees that this Assignment has been entered into by the parties hereto in express reliance upon the Delaware Act. For purposes of complying with the requirements of the Delaware Act, each of the parties hereto hereby agrees that any property, assets or rights purported to be transferred, in whole or in part, by the Transferor pursuant to this Assignment shall be deemed to no longer by the property, assets or rights of the Transferor. The parties hereto acknowledge and agree that each such transfer is occurring in connections with a "securitization transaction" within the meaning of the Delaware Act.

            3. Acceptance by the Collateral Agent. The Collateral Agent hereby acknowledges its acceptance for the benefit and security of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity, of a security interest in all right, title and interest to the Additional Collateral Certificate which has been pledged to the Collateral Agent pursuant to Section 2(a) of this Assignment.

            4. Representations and Warranties of the Transferor. The Trust hereby represents and warrants to the Collateral Agent, as the Addition Date, that:

            (a) Conditions Precedent. All of the requirements for the addition of Additional Collateral Certificates set forth under subsection 2.12(c) of the Transfer and Servicing Agreement shall have been satisfied and all of the representations and warranties set forth under subsection 2.04(a) of the Transfer and Servicing Agreement to be made on each Addition Date shall be true and correct in all material respects on such Addition Date;

            (b) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

            (c) Eligibility of Additional Collateral Certificate. As of the Addition Date, the Additional Collateral Certificate designated hereby is an Eligible Collateral Certificate;

            (d) Insolvency. As of the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Collateral Certificate to the Collateral Agent has not been made in contemplation of the occurrence thereof;

            (e) No Adverse Effect. The acquisition by the Collateral Agent of the Additional Collateral Certificate shall not, in the reasonable belief of the Trust, result in an Adverse Effect;

            (f) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Require-ments of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound;

            (g) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment; and

            (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

            5. Conditions Precedent. The assignment hereunder of the Additional Collateral Certificate and the amendment of the Asset Pool One Supplement pursuant to Section 6 of this Assignment are each subject to:

            (a) the delivery, on or prior to the Addition Date, to the Collateral Agent by the Trust of an Officer's Certificate in the form of
     Schedule 2 to this Assignment certifying that (i) as of the Addition Date, all requirements set forth in Section 2.4(c) of the Asset Pool One Supplement have been satisfied, and (ii) each of the representations and warranties made by the Trust in Section 5 hereof is true and correct as of the Addition Date. The Collateral Agent may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

            6. Amendment of the Asset Pool One Supplement. The Asset Pool One Supplement is hereby amended to provide that all references therein to the "Asset Pool One Supplement," to "this Asset Pool One Supplement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Asset Pool One Supplement as supplemented by this Assignment. All references therein to Additional Asset Pool One Collateral Certificates shall be deemed to include the Additional Collateral Certificate designated hereby. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Pool One Supplement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Asset Pool One Supplement.

            7. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

            8. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            9. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Assignment has been executed and delivered by Wilmington Trust Company on behalf of the Trust, not in its individual capacity, but solely in its capacity as Owner Trustee, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Assignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

            IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust, and the Collateral Agent have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.

                                           BANK ONE ISSUANCE TRUST

                                           By:  WILMINGTON TRUST
                                                COMPANY, not in its individual
                                                capacity but solely as Owner
                                                Trustee on behalf of the Trust


                                           By:__________________________________
                                              Name:
                                              Title:


                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Collateral Agent

                                           By:__________________________________
                                              Name:
                                              Title:

                                                       Schedule 1 (to Exhibit C)
                                                       -------------------------

            LIST OF ADDITIONAL ASSET POOL ONE COLLATERAL CERTIFICATES
            ---------------------------------------------------------

                                                       Schedule 2 (to Exhibit C)
                                                       -------------------------

                             Bank One Issuance Trust
                              Officer's Certificate

            ____________________, a duly authorized officer of Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee") for the Bank One Issuance Trust (the "Trust"), hereby certifies and acknowledges on behalf of the Trust that to the best of [her/his] knowledge the following statements are true on _______ __, ___ (the "Addition Date"), and acknowledges on behalf of the Trust that this Officer's Certificate will be relied upon by Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), as collateral agent (the "Collateral Agent") in connection with the Collateral Agent entering into Assignment No. __ of Receivables in Additional Accounts, dated as of the related Addition Date (the "Assignment"), by and between the Trust and the Collateral Agent, in connection with the Asset Pool One Supplement, dated as of May 1, 2002 (as heretofore supplemented and amended, the "Asset Pool One Supplement"), by and between the Trust and Wells Fargo as Indenture Trustee and Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Trust that:

            (a) Conditions Precedent. All of the requirements for the addition of Additional Collateral Certificates set forth under Section 2.4(c) of the Asset Pool One Supplement shall have been satisfied in all material respects on such Addition Date.

            (b) Delivery of Assignment. On or prior to the Addition Date, (i) the Trust has delivered to the Collateral Agent the Assignment (including an acceptance by the Collateral Agent for the benefit of the Asset Pool One Noteholders, the Indenture Trustee, in its individual capacity and the Collateral Agent, in its individual capacity) and (ii) the Trust shall deliver to the Collateral Agent the Additional Collateral Certificate.

            (c) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

               (d) Eligibility of Additional Collateral Certificate. As of the Addition Date, the Additional Collateral Certificate designated hereby is an Eligible Collateral Certificate.

               (e) Insolvency. As of the Addition Date, no Insolvency Event with respect to the Trust has occurred and the transfer by the Transferor of Receivables arising in the Additional Collateral Certificate to the Collateral Agent has not been made in contemplation of the occurrence thereof.

               (f) No Adverse Effect. The acquisition by the Collateral Agent of the Additional Collateral Certificate shall not, in the reasonable belief of the Trust, result in an Adverse Effect.

               (g) No Conflict. The execution and delivery by the Trust of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Trust, will not conflict with or violate any Requirements of Law applicable to the Trust or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Trust is a party or by which it or its properties are bound.

               (h) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Trust, threatened against the Trust before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Trust, would materially and adversely affect the performance by the Transferor of its obligations under this Assignment or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment.

               (i) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by the Trust in connection with the execution and delivery of this Assignment by the Trust and the performance of the transactions contemplated by this Assignment by the Trust, have been obtained.

               Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

              IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of
________ ____.


                                         BANK ONE ISSUANCE TRUST

                                         By:  WILMINGTON TRUST COMPANY,
                                              not in its individual capacity but
                                         solely as Owner Trustee on behalf of
                                         the Trust



                                         By:____________________________________
                                            Name:
                                            Title:

                                                                       Exhibit D
                                                                       ---------

             FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                           INCLUDED IN ASSET POOL ONE
      (as required by section 2.5(b)(ii) of the Asset Pool One Supplement)


         REASSIGNMENT No. _______ OF RECEIVABLES INCLUDED IN ASSET POOL ONE (this "Reassignment"), dated as of _________, /3/ by and between BANK ONE ISSUANCE TRUST (the "Trust") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (the "Collateral Agent"), pursuant to the Asset Pool One Supplement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Trust and the Collateral Agent are parties to the Asset Pool One Supplement, dated as of May 1, 2002 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Asset Pool One Supplement");

         WHEREAS, pursuant to the Asset Pool One Supplement, the Trust wishes to remove from Asset Pool One all Asset Pool One Receivables in certain designated Asset Pool One Accounts (the "Removed Asset Pool One Accounts") and to cause the Collateral Agent to reassign the Asset Pool One Receivables of such Removed Asset Pool One Accounts, whether now existing or hereafter created, from the Collateral Agent to the Trust; and

         WHEREAS the Collateral Agent is willing to accept such designation and to reconvey the Asset Pool One Receivables in the Removed Asset Pool One Accounts subject to the terms and conditions hereof;

         NOW, THEREFORE, the Trust and the Collateral Agent hereby agree as follows:

         1. Defined Terms. All terms defined in the Asset Pool One Supplement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

         "Removal Date" shall mean, with respect to the Removed Asset Pool One Accounts designated hereby, ___________, ____

__________________________

   /3/    To be dated as of the Removal Date.

         "Removal Notice Date" shall mean, with respect to the Removed Asset Pool One Accounts, _____________, _____

         2. Designation of Removed Asset Pool One Accounts. On or before the Removal Date, the Trust will deliver to the Collateral Agent a computer file containing a true and complete schedule identifying all Asset Pool One Accounts, the Asset Pool One Receivables of which are being removed from Asset Pool One, specifying for each such Asset Pool One Account, as of the Removal Notice Date, its account number, the aggregate amount outstanding in such Asset Pool One Account and the aggregate amount of Asset Pool One Principal Receivables in such Asset Pool One Account, which computer file shall supplement Schedule 1 to the Asset Pool One Supplement.

         3. Conveyance of Receivables. (a) The Collateral Agent does hereby reassign to the Trust, without recourse, on and after the Removal Date, all right, title and interest of the Collateral Agent in, to and under the Asset Pool One Receivables existing at the close of business on the Removal Notice Date and thereafter created from time to time in the Removed Asset Pool One Accounts identified on Schedule 1 to this Reassignment, all Interchange and Recoveries related thereto, all monies due or to become due (including all Asset Pool One Finance Charge Receivables) and all amounts received or receivable with respect thereto and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof.

         (b) In connection with such reassignment, the Collateral Agent agrees to execute and deliver to the Trust, on or prior to the date this Reassignment is delivered, applicable termination statements prepared by the Collateral Agent with respect to the Asset Pool One Receivables existing at the close of business on the Removal Date and thereafter created from time to time in the Removed Asset Pool One Accounts reassigned hereby and the proceeds thereof evidencing the release by the Collateral Agent of its security interest in the Asset Pool One Receivables in the Removed Asset Pool One Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as necessary to terminate such interest.

         4. Conditions Precedent. The reassignment hereunder of the Asset Pool One Receivables in the Removed Asset Pool One Accounts and the amendment of the Asset Pool One Supplement pursuant to Section 6 of this Reassignment are each subject to:

         (a) the satisfaction, on or prior to the Removal Date, of the conditions set forth in Section 2.5(b) of the Asset Pool One Supplement; and

         (b) the delivery, on or prior to the Removal Date, to the Collateral Agent by the Trust of an Officer's Certificate in the form of Schedule 2 to this Reassignment certifying that (i) as of the Removal Date, all requirements set forth in
     Section 2.5(b) of the Asset Pool One Supplement for designating Removed Asset Pool One Accounts and reconveying the Asset Pool One Receivables of such Removed Asset Pool One Accounts, whether now existing or hereafter created, have been satisfied, and (ii) each of the representations and warranties made by the Trust in Section 5 hereof is true and correct as of the Removal Date. The Collateral Agent may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         5. Representations and Warranties. The Trust hereby represents and warrants to the Collateral Agent as of the Removal Date:

         (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

         (b) List of Removed Accounts. The list of Removed Asset Pool One Accounts delivered pursuant to subsection 2.13(b)(iii) of the Asset Pool One Supplement, as of the Removal Date, is true and complete in all material respects.

         6. Amendment of the Asset Pool One Supplement. The Asset Pool One Supplement is hereby amended to provide that all references therein to the "Asset Pool One Supplement," to "this Asset Pool One Supplement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Asset Pool One Supplement as supplemented by this Reassignment. All references therein to the Asset Pool One Accounts shall be deemed not to include the Removed Asset Pool One Accounts designated hereunder and all references to Asset Pool One Receivables shall be deemed not to include the Asset Pool One Receivables reassigned hereunder. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Asset Pool One Supplement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Asset Pool One Supplement.

     7. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     8. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     9. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Reassignment has been executed and delivered by Wilmington Trust Company on behalf of the Trust, not in its individual capacity, but solely in its capacity as Owner Trustee, in no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Reassignment and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust, and the Collateral Agent have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

                                             BANK ONE ISSUANCE TRUST

                                             By:  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee
                                                  on behalf of the Trust

                                             By:________________________________
                                                Name:
                                                Title:

                                             WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION,
                                             as Collateral Agent,

                                             By:________________________________
                                                Name:
                                                Title:

                                                       Schedule 1 (to Exhibit D)
                                                       ------------------------

                         REMOVED ASSET POOL ONE ACCOUNTS
                         -------------------------------

                                                     Schedule 2-A (to Exhibit D)
                                                     --------------------------

                             Bank One Issuance Trust
                              Officers Certificate

          ____________________, a duly authorized officer of the Wilmington Trust Company (the "Owner Trustee"), on behalf of the Bank One Issuance Trust (the "Trust"), hereby certifies and acknowledges on behalf of the Trust that to the best of [her/his] knowledge the following statements are true on _____ __, ___ (the "Removal Date"), and acknowledges on behalf of the Trust that this Officer's Certificate will be relied upon by Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "Collateral Agent") in connection with the Collateral Agent entering into Reassignment No. __ of Receivables in Additional Accounts Included in Asset Pool One, dated as of the related Removal Date (the "Reassignment"), among the Trust and the Collateral Agent in connection with the Asset Pool One Supplement, dated as of May 1, 2002 (as heretofore supplemented and amended, the "Asset Pool One Supplement"), by and among the Trust and the Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Trust that:

          (a) On or prior to the Removal Date, the Trust has delivered to the Collateral Agent, for execution, the Reassignment and within five Business Days after the Removal Date, the Trust shall deliver to the Collateral Agent computer list as of _____ __, ___ with respect to the Removed Asset Pool One Accounts identified on Schedule 1 to such Reassignment, containing a true and complete list of such Removed Asset Pool One Accounts identified by account number and the aggregate amount of the Asset Pool One Receivables in such Removed Asset Pool One Accounts incorporated into and made a part of such Reassignment and the Asset Pool One Supplement.

          (b) The Reassignment constitutes a legal, valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (c) All requirements set forth in Section 2.5(b) of the Asset Pool One Supplement for designating Removed Asset Pool One Accounts and conveying the Asset Pool

One Principal Receivables of such Asset Pool One Accounts, whether now existing or hereafter created, have been satisfied.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Asset Pool One Supplement.

          IN WITNESS WHEREOF, I have hereunto set my hand as of the ____ day of _____, ____.



                                                  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee
                                                  on behalf of the Trust

                                                  By:__________________________
                                                     Name:
                                                     Title:

                                                     Schedule 2-B (to Exhibit D)
                                                     --------------------------

                      First USA Bank, National Association
                             Bank One Issuance Trust
                              Officer's Certificate

          ____________________, a duly authorized officer of First USA Bank, National Association, a national banking association (the "Servicer"), hereby certifies and acknowledges on behalf of the Servicer that to the best of [her/his] knowledge the following statements are true on _________,_______ (the "Removal Date"), and acknowledges on behalf of the Servicer that this Officer's Certificate will be relied upon by Wells Fargo Bank Minnesota, National Association, as Collateral Agent (the "Collateral Agent") of the Bank One Issuance Trust in connection with the Collateral Agent entering into Reassignment No._______ of Receivables in Additional Accounts, dated as of the related Removal Date (the "Reassignment"), among the Issuer and the Collateral Agent, in connection with the Asset Pool One Supplement, dated as of May 1, 2002 (as heretofore supplemented and amended, the "Asset Pool One Supplement"), by and among the Trust, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent. The undersigned hereby certifies and acknowledges on behalf of the Servicer that:

          (a) (x) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (y) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (z) the Removed Accounts were selected using another method that will not preclude transfers from being accounted for as sales under generally accepted accounting principles or prevent the Transferor from continuing to qualify as a qualifying special purpose entity in accordance with SFAS No. 140 (or any relevant replacement statement).

          (b) On or before the fifth Business Day prior to the Removal Date, the Servicer gave each Rating Agency written notice that the Asset Pool One Receivables from the Removed Asset Pool One Accounts are to be reassigned to the Trust or its designee, specifying the date for removal of the Removed Asset Pool One Accounts.

          Initially capitalized terms used herein and not otherwise defined are used as defined in the Transfer and Servicing Agreement.

          IN WITNESS WHEREOF, I have hereunto set my hand as of the ______ day of _________ , _______.



                                           FIRST USA BANK, NATIONAL ASSOCIATION,
                                            as Servicer

                                             By:_______________________
                                                Name:
                                                Title:

                                                                       EXHIBIT E

                             BANK ONE ISSUANCE TRUST
          Form of Monthly Payment Instructions and Notification to the
                   First USA Credit Card Master Trust Trustee
            First USA Credit Card Master Trust Collateral Certificate

                            Monthly Period: [    ] 2002

1. Unless otherwise specified herein, capitalized terms used in this certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement, dated as of March 28, 2002, as supplemented by the Series 2002-CC Supplement, dated as of May 1, 2002, each as between First USA Bank, National Association and The Bank of New York (Delaware) (collectively, the "Agreement").

2. First USA Bank, National Association is, as of the date hereof, the Transferor, Servicer and Administrator under the Transfer and Servicing Agreement.

3.       The undersigned is a Servicing Officer.

4. The Proposed Principal Shortfall Amount for the related Monthly Period which the Series 2002-CC Certificateholder requests to be made in
         accordance with Section 3.13 of the Asset Pool One Supplement         $

5.       The Additional Invested Amount which the Series 2002-CC
         Certificateholder requests to purchase from the First USA Credit Card
         Master Trust on the related Transfer Date                             $

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered
this certificate on this [   ] day of [       ] 2002.


                                           FIRST USA BANK, NATIONAL ASSOCIATION,
                                           as Servicer

                                           By:______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT F

                             BANK ONE ISSUANCE TRUST
                  Asset Pool One Monthly Servicer's Certificate

                         Monthly Period: [          ] 2002

1. Capitalized terms used in this certificate have their respective meanings set forth in the Indenture, dated as of May 1, 2002, and the Asset Pool One Supplement, dated as of May 1, 2002, each between Bank One Issuance Trust and Wells Fargo Bank Minnesota, National Association, and the Amended and Restated Pooling and Servicing Agreement, dated as of March 28, 2002, between First USA Bank, National Association and The Bank of New York (Delaware).

2. First USA Bank National Association is, as of the date hereof, the Transferor, Servicer and Administrator under the Transfer and Servicing Agreement.

3.        The undersigned is a Servicing Officer.

4.        Collateral of Asset Pool One as of the last day of the related Monthly
          Period

          Collateral Certificates                                              $
          Principal Receivables                                                $
          Excess Funding Amount                                                $
          TOTAL:                                                               $

5a. The Nominal Liquidation Amount of all Asset Pool One Notes as of the last day of the related Monthly Period

          ONEseries                                                            $
          TOTAL                                                                $

5b.       Asset Pool One Transferor Amount as of the last day of the related
          Monthly Period                                                       $

5c.       Asset Pool One Required Transferor Amount for the related Monthly
          Period                                                               $

6a.       The aggregate amount of Collections of Principal Receivables received
          by Asset Pool One for the related Monthly Period                     $

6b. The aggregate amount of Collections of Principal Receivables allocated pursuant to Section 3.3 of the Asset Pool One Supplement for the related Monthly Period

          ONEseries           %                                                $
                              -
          TOTAL               %                                                $

7a.       The aggregate amount of Collections of Finance Charge Receivables
          received by Asset Pool One for the related Monthly Period            $

7b. The aggregate amount of Collections of Finance Charge Receivables allocated pursuant to subsection 3.2(a) of the Asset Pool One Supplement for the related Monthly Period

          ONEseries           %                                                $
                              -
          TOTAL               %                                                $

8a.       The Asset Pool One Servicing Fee for the related

          Monthly Period                                                       $

8b. The Asset Pool One Servicing Fee allocated to each Series pursuant to subsection 3.4(b) of the Asset Pool One Supplement for the related Monthly Period

          ONEseries           %                                                $
                              -
          TOTAL               %                                                $

9a.       The Asset Pool One Default Amount for the related
          Monthly Period                                                       $

9b. The Asset Pool One Default Amount allocated to each Series pursuant to subsection 3.2(b) of the Asset Pool One Supplement for the related Monthly Period

          ONEseries           %                                                $
                              -
          TOTAL               %                                                $

10. The percentage of outstanding balances in Asset Pool One that were delinquent as of the end of the day of the last day of the related Monthly Period

          30-59 days          %
          60-89 days          %
          90-119 days         %
          120-149 days        %
          150-179 days        %
          TOTAL               %

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate on this [     ] day of [        ] 200__.


                                           FIRST USA BANK, NATIONAL ASSOCIATION,
                                           as Servicer

                                            By:______________________________
                                               Name:
                                               Title:

                                       F-2